SCHEDULE 14A
                               (Rule 14a-101)
                 INFORMATION REQUIRED IN PROXY  STATEMENT
                          SCHEDULE 14A INFORMATION
     Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                 Act of 1934

Filed by the Registrant
Filed by a Party other than the Registrant
Check the appropriate box:
[X]  Preliminary Proxy Statement
     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     Definitive Proxy Statement
     Definitive Additional Materials
     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                TOUCHSTONE APPLIED SCIENCE ASSOCIATES,  INC.
------------------------------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)


------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1. Title of each class of securities to which transaction applies:

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2.   Aggregate number of securities to which transaction applies:

------------------------------------------------------------------------------

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

------------------------------------------------------------------------------

4.   Proposed maximum aggregate value of transaction:

------------------------------------------------------------------------------

5.   Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.   Amount previously paid:

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2.   Form, Schedule or Registration Statement No.:

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3.   Filing Party:

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4.   Date Filed:

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

                 TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.
                     4 Hardscrabble Heights, P.O. Box 382
                          Brewster, New York  10509


                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        To be held on March 31, 2000


To the Stockholders of Touchstone Applied Science Associates, Inc.:

          NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC., a Delaware corporation (the "Company"), will be held at the Company's headquarters at 4 Hardscrabble Heights, Brewster, New York 10509 on Thursday, March 31, 2000 at the hour of 10:00 a.m. local time for the following purposes:

          (1)  To elect Directors of the Company;

          (2) To consider and vote upon a proposal to approve the Company's 2000 Stock Incentive Plan;

          (3) To consider and vote upon a proposal to approve the Company's Amended and Restated Directors
               Stock Option Plan;

          (4) To consider and vote upon a proposal to approve the issuance of shares of Common Stock, par value $.0001 per share (the "Common Stock"), in excess of 19.99% of the outstanding shares, if required in connection with the exercise of certain Warrants to purchase shares of Common Stock;

          (5)  To ratify the appointment of independent auditors; and

          (6) To transact such other business as may properly come before the Meeting.

          Only stockholders of record at the close of business on February 15, 2000 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                         By Order of the Board of Directors,

                         LINDA G. STRALEY
                         Vice President and Secretary

Brewster, New York
February __, 2000


IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.
                    4 Hardscrabble Heights, P.O. Box 382
                          Brewster, New York  10509

                       ANNUAL MEETING OF STOCKHOLDERS

                               PROXY STATEMENT

          This Proxy Statement and the accompanying proxy are furnished by the Board of Directors of Touchstone Applied Science Associates, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") referred to in the foregoing notice. It is contemplated that this Proxy Statement, together with the accompanying form of proxy and the Company's Annual Report for the fiscal year ended October 31, 1999 ("Fiscal 1999"), will be mailed together to stockholders on or about February __, 2000.

          Stockholders of record at the close of business on February 15, 2000 are entitled to notice of, and to vote at, the Meeting. On that date, there were issued and outstanding [2,559,453] shares of Common Stock, par value $0.0001 per share (the "Common Stock"). Each share of Common Stock is entitled to one vote.

          The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Meeting is necessary to constitute a quorum. In deciding all questions, a holder of Common Stock shall be entitled to one vote in person or by proxy, for each share held in his, her or its name on the record date. Directors will be elected by a plurality of the votes cast at the Meeting. The ratification or approval of all other proposals will be decided by a majority of the votes cast at the Meeting. Shares represented by proxies marked to withhold authority to vote, and shares represented by proxies that indicate that the broker or nominee stockholder thereof does not have discretionary authority to vote them will be counted to determine the existence of a quorum at the Meeting but will not affect the plurality or majority vote required. However, because abstentions with respect to any matter are treated as shares present in person or represented by proxy and entitled to vote for the purposes of determining whether that matter has been approved by the stockholders, abstentions have the same effect as negative votes for Proposals 2, 3, 4, and 5 in this Proxy Statement.

          All proxies received pursuant to this solicitation will be voted (unless revoked) at the Meeting or any adjournment thereof in the manner directed by a stockholder and, if no direction is made, will be voted FOR the election of each of the management nominees for director in Proposal No. 1, FOR the approval of the adoption of the 2000 Stock Incentive Plan in Proposal No. 2, FOR approval of the Amended and Restated Directors Stock Option Plan in Proposal No. 3, FOR approval of the issuance of shares of Common Stock in excess of 19.99% of the outstanding shares, if required in connection with the exercise of certain Warrants to purchase shares of Common Stock in Proposal No. 4 and FOR the ratification of the independent auditors in Proposal No.
5. If any other matters are properly presented at the Meeting for action, which is not presently anticipated, the proxy holders will vote the proxies (which confer authority to such holders to vote on such matters) in accordance with their best judgment. A proxy given by a stockholder may nevertheless be revoked at any time before it is voted by communicating such revocation in writing to the transfer agent, American Stock Transfer & Trust Company, at 40 Wall Street, New York, New York 10005 or by executing and delivering a later-dated proxy. Furthermore, any person who has executed a proxy but is present at the Meeting may vote in person instead of by proxy, thereby canceling any proxy previously given, whether or not written revocation of such proxy has been given.

          As of the date of this Proxy Statement, the Board of Directors knows of no matters other than the foregoing which will be presented at the Meeting. If any other business should properly come before the Meeting, the accompanying form of proxy will be voted in accordance with the judgment of the persons named therein, and discretionary authority to do so is included in the proxy. All expenses in connection with the solicitation of proxies will be paid by the Company. In addition to solicitation by mail, officers, directors and regular employees of the Company who will receive no extra compensation for their services may solicit proxies by telephone, telecopier, telegraph or personal calls. Management does not intend to use specially engaged employees or paid solicitors for such solicitation. Management intends to solicit proxies which are held of record by brokers, dealers, banks, or voting trustees, or their nominees, and may pay the reasonable expenses of such record holders for completing the mailing of solicitation materials to persons for whom they hold the shares.

            SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                            AND MANAGEMENT

          The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock, as of February 15, 2000, by (i) each person who is known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock; (ii) each of the Company's officers and directors; and (iii) all officers and directors as a group.

          As of February 15, 2000, there were [2,559,453] shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote per share.

          All of the shares of Common Stock owned by Andrew L. Simon, Stephen H. Ivens and Linda G. Straley, other than shares deemed to be owned beneficially by such officers because they may be acquired through the exercise of currently exercisable stock options, are held in a voting trust (the "Voting Trust"), pursuant to a Voting Trust Agreement, dated as of August 19, 1992, as amended. Until his death, Bertram L. Koslin had been sole Voting Trustee. Julius Ostreicher, the attorney for the Estate of Bertram L. Koslin, Andrew L. Simon, the Chairman of the Board of Directors and the President of the Company, and Eileen West, a former director of the Company, have been appointed as successor Voting Trustees. For purposes of the table set forth below, each of such officers are listed as beneficially owning the shares of Common Stock listed opposite his or her name, even though the Voting Trust has the sole rights to vote such shares. Because the Voting Trust has the sole and exclusive power to exercise all voting rights with respect to the shares of Common Stock deposited in the Voting Trust, the Voting Trust has sole voting and dispositive power with respect to 273,593.5 shares of Common Stock. Accordingly, the Voting Trust has the power to exercise 273,593.5 votes, or 10.7% of all eligible votes.


Name and Address of
Beneficial Owners and       Shares of Common Stock     Percent of Common Stock
Directors and Officers        Beneficially Owned         Beneficially Owned
------------------------------------------------------------------------------


5% Beneficial Owners:
--------------------
Cahill, Warnock Strategic         523,194(a),(b)                19.5%
Partners Fund, L.P.
c/o Cahill, Warnock & Co.,
LLC
1 South Street, Suite 2150
Baltimore, MD 21202

------------------------------------------------------------------------------

Voting Trust, u/a dated           273,593.5                     10.7%
August 19, 1992,
as amended, Julius
Ostreicher,
Andrew  L. Simon and Eileen
West, Voting Trustees
c/o Touchstone Applied
Science Associates, Inc.,
4 Hardscrabble Heights,
Brewster, NY 10509

------------------------------------------------------------------------------

Estate of Bertram L. Koslin       110,167.5                      4.3%
c/o Ostreicher & Ennis
225 Mamaroneck Avenue
White Plains, NY 10605

------------------------------------------------------------------------------

Eileen West                         5,375(c)                     0.2%
56 Harrison Street
New Rochelle, NY 10801

------------------------------------------------------------------------------

Officers and Directors:
----------------------
Walter B. Barbe                    66,250(d)                     2.5%
910 Church Street
Honesdale, PA 18431

------------------------------------------------------------------------------

Michael D. Beck                   113,875(e)                     4.4%
4 Hardscrabble Heights
Brewster, NY 10509

------------------------------------------------------------------------------

Steven R. Berger                    3,125(f)                     0.1%
620 Fifth Avenue
New York, NY  10020

------------------------------------------------------------------------------

Peter Duhamel                           0(g)                     0.0%
4 Hardscrabble Heights
Brewster, NY 10509

------------------------------------------------------------------------------

Joseph A. Fernandez                 2,775.5(h)                   0.1%
4392 Live Oak Boulevard
Palm Harbor, FL 34685

------------------------------------------------------------------------------

Andrew  L. Simon                  202,113(i)                     7.5%
4 Hardscrabble Heights
Brewster, NY 10509

------------------------------------------------------------------------------

Denise M. Stefano                       0(j)                     0.0%
4 Hardscrabble Heights
Brewster, NY 10509

------------------------------------------------------------------------------

Linda G. Straley                   96,944.25(k)                     3.7%
4 Hardscrabble Heights
Brewster, NY 10509

------------------------------------------------------------------------------

Faith Takes                        37,500(l)                        1.4%
4 Hardscrabble Heights
Brewster, NY 10509

------------------------------------------------------------------------------

David L. Warnock                  554,058.5(m)                     20.5%
1 South Street, Suite 2150
Baltimore, Maryland 21202

------------------------------------------------------------------------------

Officers and Directors as a     1,350,234.75(n)                    44.5%
Group (10 persons)
------------------------------------------------------------------------------


--------------
(a)    Includes 127,469 shares which Cahill, Warnock
       Strategic Partners Fund, L.P. (the "Fund") has the right to acquire upon the exercise of a currently exercisable warrant (the "Fund Warrant"). Excludes (i) 130,798.5 shares with respect to which the Fund's right to purchase, granted pursuant to the Fund Warrant, is not currently exercisable, (ii) 14,310 shares which are the subject of a separate warrant (the "Strategic Warrant"; together with the Fund Warrant, the "Warrants") granted to Strategic Associates, L.P. ("Strategic Associates"; together, with the Fund, the "Investors"), an affiliate of the Fund, but as to which the Fund disclaims beneficial ownership, and
       (iii) 21,927 shares which are owned by Strategic Associates, but as to which the Fund disclaims beneficial ownership. Pursuant to the Investor Rights Agreement (the "Investor Rights Agreement") between the Company and the Investors, the Company has agreed that so long as the Investors own at least 50% of the Warrants (or if the Warrants have been exercised, the shares issuable pursuant thereto), the Investors have the right to nominate two directors to the Board of Directors of the Company. David L. Warnock and Joseph A. Fernandez are the two current directors who were nominated by the Investors. Pursuant to the Investor Rights Agreement, the directors and executive officers of the Company have agreed, at each meeting of stockholders for the purpose of electing directors, to cast their eligible votes in favor of the nominees of the Investors. In addition, for a period of 29 months from the Purchase Closing Date, at each meeting of stockholders for the purpose of electing directors, the Investors have agreed to cast all of their eligible votes in favor of the directors nominated by the Company.

(b) Edward L. Cahill is a general partner of Cahill, Warnock Strategic Partners, L.P. ("Cahill, Warnock Partners"), the Fund's sole general partner. David L. Warnock is also a general partner of Cahill, Warnock
       Partners and is a director of the Company (see footnote (m) to this table). Messrs. Cahill and Warnock are also the sole members of Cahill, Warnock & Company, LLC, which is the sole general partner of Strategic Associates, which holds the shares of Common Stock owned by it and the Strategic Warrant.

(c) Includes 5,375 shares which Ms. West has the right to acquire upon the exercise of currently exercisable stock options; excludes the shares of Common Stock held in the Voting Trust for the benefit of all members thereof, which Voting Trust is listed separately as a 5% stockholder in this Table. Ms. West is one of three Voting Trustees of the Voting Trust.

(d) Includes 56,250 shares which Dr. Barbe has the right to acquire upon the exercise of currently exercisable stock options.

(e) Includes (i) 27,000 shares which are owned jointly with Mr. Beck's wife, (ii) 9,375 shares owned by Mr. Beck's daughter, and (iii) 58,750 shares which Mr. Beck has the right to acquire upon the exercise of currently exercisable stock options; excludes 9,375 shares owned by Mr. Beck's wife, as to which Mr. Beck disclaims beneficial ownership.

(f) Includes 3,125 shares which Mr. Berger has the right to acquire upon the exercise of currently exercisable stock options or stock options which become exercisable within 60 days.

(g) Excludes 40,000 shares which are the subject of options granted to Mr. Duhamel which are not currently exercisable.

(h) Includes 1,875 shares which Mr. Fernandez has the right to acquire upon the exercise of currently exercisable stock options or stock options which become exercisable within 60 days.

(i) Includes 121,875 shares which Mr. Simon has the right to acquire upon the exercise of currently exercisable stock options, which options are not included in the Voting Trust; excludes (i) 375 shares of Common Stock owned by the retirement account of Mr. Simon's wife, as to which Mr. Simon disclaims beneficial ownership, and (ii) the shares of Common Stock held in the Voting Trust for the benefit of all of the members thereof, which Voting Trust is listed separately as a 5% stockholder in this table. Mr. Simon is one of three Voting Trustees of the Voting Trust.

(j) Excludes 15,000 which are the subject of options granted to Ms. Stefano which are not currently exercisable.

(k) Includes 51,250 shares which Ms. Straley has the right to acquire upon the exercise of currently exercisable stock options.

(l) Includes 37,500 shares which Ms. Takes has the right to acquire upon the exercise of currently exercisable stock options.

(m)    Includes (i) 1,875 shares which Mr. Warnock has
       the right to acquire upon the exercise of currently exercisable stock options or stock options which become exercisable within 60 days; (ii) 395,725 shares which are owned by the Fund; (iii) 21,927 shares which are owned by Strategic Associates; (iv) 127,469 shares which the Fund has the right to acquire upon the exercise of the Fund Warrant; and (v) 14,310 shares which are Strategic Associates has the right to acquire upon the exercise of the Strategic Warrant
       (see footnotes a and b to this table).   Excludes (a)
       130,798.5 shares with respect to which the Fund's right to purchase, granted pursuant to the Fund Warrant, is not currently exercisable and (b) 7,247.5 shares with respect to which Strategic Associates' right to purchase, granted pursuant to the Strategic Warrant, is not currently exercisable. Mr. Warnock disclaims beneficial ownership of all shares except those listed in clause (i) above.

(n) Includes shares held in the Voting Trust for the benefit of the Estate of Bertram L. Koslin, Eileen West and certain employees of the Company. Andrew L. Simon, Chairman of the Board of Directors and President of the Company, is one of three Voting Trustees of the Voting Trust. Includes an aggregate of 474,279 shares which are the subject of currently exercisable options and warrants which are held or deemed held by officers and directors of the Company, but are not included in the Voting Trust. Excludes an aggregate of 193,046 shares which are the subject of options and warrants which are held or deemed held by officers and directors of the Company which are not currently exercisable and are not included in the Voting Trust.




                            PROPOSAL NO. 1

                        ELECTION OF DIRECTORS

           MANAGEMENT RECOMMENDS THAT YOU VOTE IN FAVOR OF
            THE NOMINEES NAMED TO THE BOARD OF DIRECTORS.

          Six directors are to be elected at the Meeting for terms of one year each and until their successors shall be elected and qualified. It is intended that votes will be cast pursuant to the enclosed proxy for the election of the six persons whose names are first set forth below unless authority to vote for one or more of the nominees is withheld by the enclosed proxy, in which case it is intended that votes will be cast for those nominees, if any, with respect to whom authority has not been withheld. All nominees are currently members of the Board of Directors. In the event that any of the nominees should become unable or unwilling to serve as a director, a contingency which the management has no reason to expect, it is intended that the proxy be voted, unless authority is withheld, for the election of such person, if any, as shall be designated by the Board of Directors. Dr. Walter Barbe has chosen not to stand for re-election to the Board of Directors in order to pursue other interests.

          DIRECTORS WILL BE ELECTED BY A PLURALITY OF THE VOTES
CAST AT THE MEETING.  THE VOTING TRUST INTENDS TO VOTE IN FAVOR
OF THE PROPOSAL.

          The following table sets forth information concerning each person nominated to serve as a director of the Company:


                                    First Became
    Name                     Age      Director              Position
    ----                     ---      --------              --------


Michael D. Beck              53         1997        Director; Vice President,
                                                    TASA; President and Chief
                                                    Executive Officer, Beck
                                                    Evaluation & Testing
                                                    Associates, Inc. ("BETA")


Steven R. Berger             44(2)(3)   1996        Director


Joseph A. Fernandez, Ed.D.   64(2)(3)   1998        Director


Andrew L. Simon              57         1995(1)     Chairman of the Board of
                                                    Directors; Chief Executive
                                                    Officer, TASA; President,
                                                    TASA


Linda G. Straley             44         1994        Director; Vice President,
                                                    Operations, TASA;
                                                    Secretary, TASA


David L. Warnock             42(2)(3)   1998        Director

(1)  Also served as a director of the Company from 1976 to 1991.
(2)  Member of the Compensation Committee
(3)  Member of the Audit Committee

          MICHAEL D. BECK was elected as a Director of the Company in March 1997 and has been Vice President of the Company since January 1997. Mr. Beck is also a Director and President and Chief Executive Officer of BETA and is a Director of MLP. Since 1983, Mr. Beck has been President of BETA, which provides consulting and contractual services to school districts, state education departments and test and textbook publishers. As of January 2, 1997, BETA became a wholly-owned subsidiary of the Company and Mr. Beck continues to serve as the President of BETA. See "Certain Relationships and Related Transactions", below. Mr. Beck has also provided consulting services on matters of educational research and assessment for various military, governmental and commercial organizations. Mr. Beck received an A.B. from John Carroll University and an M.A. from Fordham University.

          STEVEN R. BERGER was elected as a Director of the Company in March 1996 and he also serves on each of the Company's Compensation and Audit Committees. Mr. Berger has been a partner in the law firm of Salans Hertzfeld Heilbronn Christy & Viener (formerly Christy & Viener) in New York City since January 1989. Mr. Berger received an A.B. and a J.D. from Harvard University. Salans Hertzfeld Heilbronn Christy & Viener has acted as special securities counsel to the Company since January 1995.

          JOSEPH A. FERNANDEZ was elected as a Director of the Company in December 1998 and, since that date, he has also served on each of the Company's Audit and Compensation Committees. Dr. Fernandez is also a director of BETA and TESC. Dr. Fernandez is President of Joseph A. Fernandez & Associates, Inc., an education consulting firm. From June 1993 until June 1996, Dr. Fernandez served as President and Chief Executive Officer of School Improvement Services, Inc., an organization in Winter Park, Florida which provides consulting services related to school improvement at the state, district or school level. From June 1993 until July 1994, Dr. Fernandez also served as the President of the Council of Great City Schools, a Washington, D.C. based organization representing fifty of the largest urban school districts in the United States. Prior to assuming such positions in 1993, Dr. Fernandez served as Chancellor of the New York City Public Schools from 1990 to 1993 and as Superintendent of the Dade County Public Schools in Miami, Florida from 1987 to 1990. Dr. Fernandez also serves on the Board of Directors of Children's Comprehensive Services, Inc. Dr. Fernandez holds a B.A. from the University of Miami, a M.A. in Education from Florida Atlantic University and an Ed.D. from Nova University.

          ANDREW L. SIMON was elected as Director and as President and Chief Financial Officer of the Company in March 1995. Mr. Simon is also a Director of MLP, a Director and President and Treasurer of TESC, a Director and Treasurer of MESI and a Director and Secretary of BETA. He served as Interim President of TASA from June 1994 through March 1995. He was a founder of the Company and previously served as a Director from 1976 to 1991 and has acted as a financial consultant to the Company since its inception in 1976. From 1983 to 1986, he was a Vice President/Marketing Division Head in the Private Clients Group at Bankers Trust Company. He was a Vice President at Citibank, NA, where he held a number of senior marketing and sales positions, from 1980 to 1983. Prior to 1980, Mr. Simon served as Marketing Director for several consumer package goods companies including Norcliff-Thayer and Lederle Laboratories. He holds an M.B.A. from Columbia University and a B.A. from Washington University. Mr. Simon is a trustee of the Harvey School and previously served as a director of the City of Poughkeepsie Partnership.

          LINDA G. STRALEY was elected as a Director of the Company and has been Vice President of Operations since June 1994. From June 1994 through March 1995, she was Chairman of the Board of Directors. She has been Secretary since August 1992 and, from 1984 to 1994, she served as director of DRP Services for the Company. Ms. Straley is also a Director of MESI and a Director and Secretary of TESC. Ms. Straley received a B.A. in Education from Bethany College and an M.S. in Educational Psychology and Statistics from the State University of New York.

          DAVID L. WARNOCK was elected as a Director of the Company in October 1998 and, since that time, he has also served on each of the Company's Audit and Compensation Committees. Mr. Warnock is also a Director of TESC. Mr. Warnock is a founding partner of Cahill, Warnock & Company, LLC, an asset management firm established in 1995 to invest in small public companies. From 1983 to 1995, Mr. Warnock was with T. Rowe Price Associates in senior management positions, including President of the corporate general partner of T. Rowe Price Strategic Partners I and T. Rowe Price Strategic Partners II, and as the Executive Vice President of T. Rowe Price New Horizons fund. Mr. Warnock also serves on the Boards of Directors of Children's Comprehensive Services, Inc., Concorde Career Colleges, Inc., Environmental Safeguards, Inc., and The School Company. Mr. Warnock received a B.A. in History from the University of Delaware and a Masters in Finance from the University of Wisconsin.

          Pursuant to the Investor Rights Agreement, the Company has agreed that so long as Cahill, Warnock Strategic Partners Fund, L.P. and Strategic Associates, L.P. (collectively, the "Investors") own at least 50% of the warrants (the "Warrants") issued in connection with a certain Securities Purchase Agreement (the "Securities Purchase Agreement") (or, if the Warrants have been exercised, the shares issuable pursuant thereto), the Investors shall have the right to nominate two directors to the Board of Directors of the Company. David L. Warnock and Joseph
A. Fernandez are the two current directors who were nominated by the Investors. Pursuant to a certain Investor Rights Agreement executed simultaneously with the Securities Purchase Agreement, the directors and executive officers of the Company have agreed, at each meeting of stockholders for the purpose of electing directors, to cast their eligible votes in favor of the nominees of the Investors. In addition, for a period of 29 months from the Purchase Closing Date, at each meeting of stockholders for the purpose of electing directors, the Investors have agreed to cast all of their eligible votes in favor of the directors nominated by the Company. See "Proposal No. 4" and "Certain Relationships and Related Transactions", below.

COMMITTEES AND MEETINGS

          The Board of Directors had seven meetings during Fiscal
1999, of which four were regularly scheduled and three were special meetings, and otherwise acted by unanimous written consent.

          The Company does not presently have any standing nominating committee of the Board of Directors or committee performing similar functions. The Compensation Committee, which, among other things, sets compensation for the employees of the Company and administers the Company's Amended and Restated 1991 Stock Option Incentive Plan had two meetings during Fiscal 1999 and otherwise acted by unanimous written consent. The Audit Committee, which, among other things, reviews the financial statements with the Company's independent auditors, had one meeting during Fiscal 1999 and otherwise acted by unanimous written consent.

          During Fiscal 1999, all members of the Board of Directors attended at least 75% of the total number of (i) Board of Directors meetings, and (ii) meetings held by the committees of which each is a member.

                     EXECUTIVE COMPENSATION

          The following table shows compensation for services rendered to the Company during the fiscal year ended October 31, 1999, 1998 and 1997, respectively ("Fiscal 1999", "Fiscal 1998",
"Fiscal 1997"), by the Chief Executive Officer, the President of BETA, the Vice President, DRP Services, and the Executive Vice President of TESC. Each executive officer serves under the authority of the Board of Directors. No other executive officer of the Company received cash compensation that exceeded $100,000 during Fiscal 1998. Therefore, pursuant to Item 402 of Regulation S-B, only compensation for each of the Chief Executive Officer, the President of BETA, the Vice President, DRP Services, and the Executive Vice President of TESC is shown in the Summary Compensation Table below.


                              SUMMARY COMPENSATION TABLE



                                   Annual Compensation                          Long-Term Compensation
                             --------------------------------------------------------------------------------

                                                                             Awards                 Payouts
                                                                   ------------------------------------------

                                                                                  Securities                   All Other
                                                     Other Annual   Restricted    Underlying          LTIP      Compen-
Name and Principal                                   Compensation     Stock      Options/SARs(1)     Payouts    sation
    Position          Year    Salary ($)    Bonus ($)     ($)       Award(s) ($)      (#)             ($)        ($)
--------------------------------------------------------------------------------------------------------------------------


Andrew  L. Simon,     1999     $200,000       0        $35,473(3)       0          21,875/0            0          0
President and         1998     $180,000       0        $41,663(3)       0          19,625/0            0          0
Chief Executive       1997     $135,000       0        $39,025(3)       0       59,750(2)/0            0          0
Officer


Michael D. Beck,      1999     $120,000   $26,811      $32,864(4)       0         13,750/0             0          0
Vice President,       1998     $110,000    $5,000      $32,864(4)       0         13,750/0             0          0
TASA; President and   1997      $83,333       0        $24,622(4)       0      31,250(6)/0             0          0
Chief Executive
Officer, BETA



Stephen H. Ivens,     1999     $116,500       0        $30,212(5)       0          6,250/0             0          0
Vice President,       1998     $112,000       0        $35,362(5)       0          6,250/0             0          0
DRP Services*         1997     $112,000       0        $35,210(5)       0      25,625(2)/0             0          0



Faith Takes,          1999     $150,000    $33,990     $10,700(7)       0         37,500/0             0          0
Executive Vice        1998         0          0            0            0              0/0             0          0
President, TESC;      1997         0          0            0            0              0/0             0          0
President and
Chief Executive
Officer, MESI

-----------
* As of November 1, 1999, Dr. Ivens retired as a full-time employee of the Company, but is continuing to perform services for the Company on a part-time, at-will basis.
(1)       To date, the Company has issued no SARs.
(2) Granted in connection with the rejuvenation of certain options held by all employees of the Company, pursuant to which certain severely out-of-the-money options were canceled and new options to purchase an equal number of shares were granted, each with a new expiration date and a new exercise price equal to the fair market value of the Company's Common Stock on March 28, 1997.
(3) Includes: a contribution of $16,000 to the Company's Money Purchase Pension Plan (the "Pension Plan") in Fiscal 1999; contributions of $24,000, and $20,250 to the Company's qualified 401(k) Profit Sharing Plan (the "401(k)") and Pension Plan in Fiscal 1998, and 1997, respectively; and $10,167, $8,250 and $8,250 for a company car in Fiscal 1999, 1998, and 1997 respectively.
(4) Includes: a contribution of $12,000 to the Company's Pension Plan in Fiscal 1999; contributions of $17,250 and $12,500 to the Company's 401(k) and Pension Plan in Fiscal 1998 and 1997, respectively; and $7,176, $7,176 and $4,460 for a company car in Fiscal 1999, 1998 and 1997, respectively.
(5) Includes: a contribution of $11,650 to the Company's Pension Plan in Fiscal 1999; contributions of $16,800 and $16,800 to the Company's 401(k) and Pension Plan in Fiscal 1998 and 1997, respectively; and $7,250, $7,250, and $6,100 for a company car, in Fiscal 1999, 1998, and 1997, respectively.
(6) Granted as part of the purchase price for the acquisition of BETA by the Company.
(7)       Includes: $7,200 for a company car in Fiscal 1999.

EMPLOYMENT CONTRACTS

          On March 1, 1996, the Company entered into an employment agreement with each of Andrew L. Simon, Linda G. Straley and Stephen H. Ivens, pursuant to which the Company agreed to employ Mr. Simon, Ms. Straley and Mr. Ivens, and each of Mr. Simon, Ms. Straley and Mr. Ivens agreed to remain, as the Company's President and Chief Executive Officer, Vice President, Operations and Vice President, DRP Services, respectively, for a term of three years, subject to automatic yearly extensions and certain rights of termination as provided in each such agreement. During Fiscal 1999, Mr. Ivens gave notice of voluntary termination of his employment agreement, in accordance with the terms thereof, and, accordingly, his employment agreement terminated on October 31, 1999. Consequently, as of November 1, 1999, Mr. Ivens has retired as a full-time employee of the Company, but he is continuing to perform services for the Company on a part-time, at-will basis.

          As of January 2, 1997, the Company entered into an employment agreement with Michael D. Beck, pursuant to which the Company agreed to employ Mr. Beck, and Mr. Beck agreed to remain, as a vice president of TASA and President and Chief Executive Officer of BETA, for a term of three years, subject to automatic yearly extensions and certain rights of termination as provided in such agreement.

          In the employment agreements with each of Messrs. Simon, Ivens and Beck and Ms. Straley, the Company has agreed to provide for certain benefits and protections for such executive officers in connection with a change of control of the Company. Such agreements provide that upon the occurrence of a change of control (as defined in each agreement), such executive's employment agreement would continue until the earlier of three years from the date of such change of control or the date all of the Company's obligations under the employment agreement are satisfied. In addition, in the event of a change of control, each executive officer would be awarded for each fiscal year during the employment term, an annual bonus in cash at least equal to the average annual bonus payable to such executive in respect of two of the last three fiscal years immediately preceding the date of the change of control in which bonuses paid were higher. In addition, Mr. Beck's employment agreement provides that, in the event of a change of control, he would be entitled to receive a bonus equal to the average annual bonus payable to Mr. Beck from the Company in respect of two of the last three fiscal years immediately preceding the date of any change of control in which the bonuses paid were higher.

          In November 1998, the Company, through MESI, acquired substantially all of the assets of Mildred Elley. MESI entered into an employment agreement with Faith Takes, pursuant to which Ms. Takes agreed to remain as the President and Chief Executive Officer of MESI and to become the Executive Vice President of TESC, a wholly-owned subsidiary of the Company and the parent company of MESI. Ms. Takes' employment agreement has a term of three years, subject to automatic yearly extensions and certain rights of termination as provided in such agreement. The employment agreement contains a non-competition clause for two years following termination of the executive's employment.

          On March 26, 1999, the Company entered into an employment agreement with Denise M. Stefano, pursuant to which, effective as of May 3, 1999, the Company agreed to employ Ms. Stefano, and Ms. Stefano agreed to remain, as the Chief Financial Officer of TASA, for a term of one year, subject to automatic yearly extensions and certain rights of termination as provided in such agreement. The agreement contains a non-competition clause for one year following termination of the executive's employment.

          On December 1, 1999, the Company entered into an employment agreement with Peter Duhamel, pursuant to which, effective as of January 10, 2000, the Company agreed to employ Mr. Duhamel, and Mr. Duhamel agreed to remain, as the Chief Operating Officer of TASA and MLP and as a Vice President of TASA, for a term of one year. After the expiration of six months of the initial term, the Company can determine whether to extend the term for an additional one-year period from the date of the extension. Thereafter, provided the Company elects to extend the term of the agreement as provided in the preceding sentence, the agreement is subject to automatic yearly extensions and certain right s of termination as provided in such agreement. The agree ment contains a non-competition clause for one year following termination of the executive's employment.

          Generally, each employee of the Company has agreed to the assignment to the Company of the employee's rights to any inventions relating to the Company's business or interest which were conceived both prior to and during the period of employment and, except under certain specified conditions, the Company's employees are prohibited from competing for one year with the Company in areas in which he or she was employed.

STOCK INCENTIVE PLAN

          The Board of Directors of the Company adopted the 1991 Stock Option Incentive Plan (the "Option Plan") on August 25, 1991 in order to attract and retain qualified personnel, which Option Plan was approved by the stockholders on August 25, 1991. The Board of Directors adopted the Amended and Restated 1991 Stock Option Incentive Plan (the "Amended Option Plan") in February 1996, which Amended Option Plan amended and restated the Option Plan and was approved by the stockholders of the Company on March 29, 1996. Under the Amended Option Plan, options to purchase up to 625,000 shares of Common Stock may be granted to employees, officers, directors and consultants of the Company. The Amended Option Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). Subject to the terms of the Amended Option Plan, the Committee is authorized to select optionees and determine the number of shares covered by each option and certain of its other terms. The exercise price of stock options granted under the Amended Option Plan may not be less than the fair market value of the Company's Common Stock on the date of the grant. In general, options become exercisable after the first anniversary of the date of grant. The period within which any stock option may be exercised cannot exceed ten years from the date of grant. Options held by a terminated employee expire three months after termination except in the event of death, disability or termination for cause. No one participant may receive, in any one fiscal year, awards under the Amended Option Plan which would entitle the Participant to receive more than 50,000 shares.

          In Fiscal 1997, the Company granted a total of 254,5 62.5 options under the Amended Option Plan, of which 178,937.5 options were granted in connection with the rejuvenation of options previously granted; in Fiscal 1998, the Company granted a total of 90,875 options under the Amended Option Plan; and in Fiscal 1999, the Company granted a total of 125,625 options under the Amended Option Plan. In Fiscal 1997, 178,937.5 options under the Amended Option Plan were canceled; in Fiscal 1998, 29,225 options under the Amended Option Plan were canceled; and in Fiscal 1999, 12,750 options under the Amended Option Plan were canceled. As of December 31, 1999, there were 461,112.5 options in the aggregate outstanding under the Amended Option Plan.


                        OPTION/SAR GRANTS IN LAST FISCAL YEAR


                                   Individual Grants
-----------------------------------------------------------------------------------------------------

                     Number of Securities      Percent of Total
                          Underlying         Options/SARs Granted     Exercise or
                       Options/SARs(1)          to Employees in        Base Price
     Name                 Granted (#)             Fiscal Year(4)         ($/Sh)       Expiration Date
-----------------------------------------------------------------------------------------------------

Andrew L. Simon,          21,875(2)                  17.2%               $2.88       November 2, 2008
President and
Chief Executive
Officer
-----------------------------------------------------------------------------------------------------

Michael D. Beck,          13,375(2)                  10.5%               $2.88       November 2, 2008
Vice President,
TASA;  President
and Chief
Executive
Officer, BETA
-----------------------------------------------------------------------------------------------------

Stephen H. Ivens,          6,250(2)                   4.9%               $2.88       November 2, 2008
Vice President, DRP
Services
-----------------------------------------------------------------------------------------------------

Faith Takes,              37,500(3)                  29.4%               $2.88       November 8, 2008
Executive Vice
President, TESC;
President and
Chief Executive
Officer, MESI
-----------------------------------------------------------------------------------------------------

-------------
(1)  To date, the Company has issued no SARs.
(2)  These options became exercisable on November 4, 1999.
(3)  These options became exercisable on November 9, 1999.
(4) Includes all options granted to employees and directors under the Amended Option Plan, the Directors Stock Option Plan and the Consultants Stock Incentive Plan in Fiscal 1999.

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                         AND FY-END OPTION/SAR VALUES





                                                          Number of           Value of
                                                   Securities Underlying     Unexercised
                                                         Unexercised         In-the-Money
                                                       Options/SARs(1)     Options/SARs(1)
                                                        at FY-End (#)       at FY-End ($)
                                                  ------------------------------------------

                   Shares Acquired      Value            Exercisable/         Exercisable/
     Name          on Exercise (#)    Realized ($)      Unexercisable        Unexercisable
--------------------------------------------------------------------------------------------

Andrew L. Simon,         0               0                121,875/0              0/0(2)
President and
Chief Executive
Officer
--------------------------------------------------------------------------------------------

Michael D. Beck,         0               0                 58,750/0              0/0(2)
Vice President,
TASA;  President
and Chief
Executive
Officer, BETA
--------------------------------------------------------------------------------------------

Stephen H. Ivens,        0               0                 51,250/0              0/0(2)
Vice President,
DRP Services
--------------------------------------------------------------------------------------------

Faith Takes,             0               0                 37,500/0              0/0(2)
Executive Vice
President, TESC;
President and
Chief Executive
Officer, MESI
--------------------------------------------------------------------------------------------

------------
(1)       To date, the Company has issued no SARs.
(2)       Based on the closing price of the Company's Common
          Stock on NASDAQ on October 29, 1999, or  $1.25.


DIRECTORS COMPENSATION

      The Board of Directors of the Company adopted the Directors Plan in February 1996 in order to aid the Company in attracting, retaining and motivating independent directors, which Directors Plan was approved by the stockholders of the Company on March 29, 1996. Under the Directors Plan, non-qualified stock options to purchase up to 25,000 shares of Common Stock may be granted to non-employee directors of the Company, which options are granted automatically at the times and in the manner stated in the Directors Plan.

      Subject to the terms of the Directors Plan, each non-employee director receives 1,250 options on the day he (she) first is elected to the Board of Directors, and 625 options on the date of each annual meeting of the stockholders of the Company, provided he (she) is re-elected to the Board of Directors. On December 15, 1999, the Board of Directors of the Company approved an increase in the number of shares to be granted to directors to 5,000 shares upon election to the board and 2,500 shares upon each re-election, which amendment is subject to the approval of the stockholders of the Company. The exercise price of stock options granted under the Directors Plan is the fair market value of the Company's Common Stock on the date of grant. The options become exercisable after the first anniversary of the date of grant and the term of the option cannot exceed ten years. On March 28, 1997, the Company granted 1,250 options; on March 27, 1998, the Company granted 1,250 options; on October 28, 1998, the Company granted 1,250 options; on December 15, 1998, the Company granted 1,250 options; and on March 4, 1999, the Company granted 1,875 options.

      Directors receive no compensation, other than the options pursuant to the Directors Plan, for services in such capacity.

OTHER PLANS

      Consultants Stock Incentive Plan.  In March 1997, the
      --------------------------------
Board of Directors of the Company adopted the Consultants Plan, pursuant to which options to purchase up to 50,000 shares of Common Stock may be granted to consultants to the Company. The Consultants Plan is administered by the Board of Directors of the Company. Subject to the terms of the Consultants Plan, the Board is authorized to select optionees and determine the number of shares covered by each option and certain of its other terms. In general, the exercise price of stock options granted under the Consultants Plan is the fair market value of the Company's Common Stock on the date of the grant, however, the Board has the discretion to use another method of valuation if it determines that such other valuation is warranted. In general, options become exercisable six months from the date of grant, although the Board has discretion to set either longer or shorter vesting periods. The period within which any stock option may be exercised cannot exceed ten years from the date of grant. If a consultant's association with the Company is terminated prior to the end of its agreed term, all unexercised, deferred and unpaid awards shall be canceled immediately, except in the event of the Consultant's death or disability. In Fiscal 1997, 12,500 options were granted under the Consultants Plan; in Fiscal 1998, 27,500 options were granted under the Consultants Plan; in Fiscal 1999, no options were granted under the Consultants Plan, and 35,000 options were canceled or forfeited.

      Profit Sharing Plan. The Company has a qualified 401(k)
      -------------------
Profit Sharing Plan. The 401(k) Plan allows eligible employees to contribute up to 15 percent (15%) of income through Company contributions and a salary reduction mechanism. Company contributions to the 401(k) Plan are optional and accrue at the discretion of the Board of Directors. For Fiscal 1998 and Fiscal 1997, the Company made a contribution to profit sharing equal to five percent (5%) of each eligible employee's compensation, thereby limiting each eligible employee to contribute up to ten percent (10%) of compensation. In Fiscal 1999, the Board of Directors of the Company elected not to make its customary contribution of five percent (5%) of each eligible employee's compensation in order to retain such amount for working capital; accordingly, each eligible employee is permitted to contribute up to fifteen percent (15%) of compensation.

      Net assets for the 401(k) Plan, as estimated by the Massachusetts Mutual Life Insurance Company which maintains such plan's records, were $1,684,666 and $1,656,023 at October 31, 1999 and 1998, respectively.

      Money Purchase Pension Plan.  In October 1991, the
      ---------------------------
Company adopted a Money Purchase Pension Plan, which has been qualified by the Internal Revenue Service. Under this Plan, the Company makes an annual contribution to the Plan equal to ten percent (10%) of each eligible employee's compensation.

      Net assets for the Money Purchase Pension Plan, as estimated by the Massachusetts Mutual Life Insurance Company which maintains such plan's records, were $964,539 and $741,928 at October 31, 1999 and 1998, respectively.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own beneficially more than ten percent of the Company's outstanding common stock to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of common stock and other securities of the Company on Forms 3, 4 and 5, and to furnish the Company with copies of all such forms they file. Based on a review of copies of such reports received by the Company, all of the Company's directors and officers timely filed all reports required with respect to Fiscal 1999.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      The Company is authorized to issue 5,000,000 shares, par value $.0001 per share, of preferred stock. The stock may be issued by the Board of Directors of the Company in one or more series and with such preferences, conversion or other rights, voting powers and other provisions as may be fixed by the Board of Directors in the resolution authorizing its issuance without any further action of the stockholders.

      In November 1998, the Company, through MESI, acquired substantially all of the assets of Mildred Elley. The Company financed the acquisition through the issuance of the Debentures, with the Warrants attached, pursuant to a Securities Purchase Agreement (the "Securities Purchase Agreement"), with the Investors. Pursuant to the Securities Purchase Agreement, the Company: (i) issued and sold to the Investors 8%
Debentures due 2003 (the "Debentures"), dated October 28,
1998 (the "Purchase Closing Date"), in the aggregate principal amount of $4,000,000, (ii) issued and sold to the Investors, as additional consideration for purchasing the Debentures, the Warrants to acquire an aggregate of 690,229.5 shares of the Company's Common Stock, which, on the Purchase Closing Date, constituted 20% of the Company's issued and outstanding common stock on a fully diluted basis, after giving effect to the transactions contemplated in the Securities Purchase Agreement and (iii) authorized the issuance and sale in the future to the Investors of additional shares of the Company's Common Stock upon the Company's exercise of a put option, the terms and conditions of which are set forth in the Securities Purchase Agreement. Of the Warrants issued, 80% are immediately exercisable, and 20% will become exercisable 18 months after the Purchase Closing Date if the Company shall not have repaid the Debentures in full by such date or upon the occurrence of an Event of Default (as defined in the Securities Purchase Agreement). The exercise price of the Warrants upon issuance was $1.40 per share of Common Stock, subject to certain antidilution adjustments set forth in the Warrants. On December 3, 1999, in exchange for the Investors' consent, among other things, to subordinate the Debentures to certain financing the Company is seeking to obtain in connection with the implementation of the Company's strategic plan and pursuant to a Consent, Agreement and Amendment, dated as of December 3, 1999, among the Company and the Investors, the Board of Directors of the Company approved a repricing of the Warrants to an exercise price of $1.125 per share of Common Stock, subject to the same antidilution adjustments referred to above. Pursuant to the Registration Rights Agreement between the Company and the Investors, the Company has agreed to register the shares of Common Stock underlying the Warrants with the Securities and Exchange Commission.

      Pursuant to the Investor Rights Agreement between the Company and the Investors, the Company has agreed that so long as the Investors own at least 50% of the Warrants
(or if the Warrants have been exercised, the shares issuable pursuant thereto), the Investors shall have the right to nominate two directors to the Board of Directors of the Company. David L. Warnock and Joseph A. Fernandez are the current directors who were nominated by the Investors. Pursuant to the Investor Rights Agreement, the directors and executive officers have agreed, at each meeting of stockholders for the purpose of electing directors, to cast their eligible votes in favor of the nominees of the Investors. In addition, for a period of 29 months from the Purchase Closing Date, at each meeting of stockholders for the purpose of electing directors, the Investors, have agreed to cast all of their eligible votes in favor of the directors nominated by the Company.

      As of January 2, 1997, the Company purchased all of the outstanding capital stock of BETA from the holders of such shares for a purchase price equal to (i) $130,000 in cash, (ii) $150,000 payable in promissory notes (the "Notes"), bearing interest at the rate of 8.25% and maturing on January 2, 1999, and (iii) 150,000 shares of the Company's Common Stock. The Notes were paid in December 1998. Michael D. Beck, Vice President and Director of the Company and President and Chief Executive Officer of BETA, Connie Beck, Mr. Beck's wife, and Amanda Beck, Mr. Beck's daughter, were the shareholders of BETA at the time of its acquisition. Pursuant to the Stock Purchase Agreement, Mr. Beck has the option to repurchase all of the outstanding capital stock of BETA from the Company for a period of six years from the Agreement Date, provided that Mr. Beck may not exercise the option prior to the third anniversary of the Agreement Date unless his employment with the Company and BETA is not renewed at the expiration of the initial three-year term or has been terminated for "cause" or "disability" or he leaves after a change of control for "good reason" (as contemplated by his employment agreement). The option exercise price is subject to a formula and varies based upon the reason for, and timing of, exercise.

      In November 1998, the Company, through MESI, purchased substantially all of the assets of Mildred Elley for an aggregate purchase price of $3,000,000, paid as follows: (i) $2,000,000 in cash at the closing and (ii) $1,000,000 by a five-year promissory note of MESI, payable in equal quarterly installments of principal and interest and bearing interest at a rate equal to 8.5% per annum. In addition, MESI assumed certain liabilities of Mildred Elley related to the acquired business (the "Assumed Liabilities"). The aggregate amount of the Assumed Liabilities is approximately $1,000,000. Simultaneous with the closing of such purchase, MESI entered into an employment agreement with Faith Takes, pursuant to which Ms. Takes agreed to remain as the President and Chief Executive Officer of MESI and to become the Executive Vice President of TESC, a wholly-owned subsidiary of the Company and the parent company of MESI.

      One of the Company's directors, Steven R. Berger, is a partner in Salans Hertzfeld Heilbronn Christy & Viener (formerly Christy & Viener), which acts as special securities counsel to the Company. The Company paid legal fees of $217,093, $143,375 and $124,864 to Salans Hertzfeld Heilbronn Christy & Viener for Fiscal 1999, 1998 and 1997, respectively.


                            PROPOSAL NO. 2

              APPROVAL OF THE 2000 STOCK INCENTIVE PLAN

            MANAGEMENT RECOMMENDS THAT YOU VOTE TO APPROVE
                    THE 2000 STOCK INCENTIVE PLAN


      In February 2000, the Board of Directors of the Company adopted the 2000 Stock Incentive Plan (the "2000 Plan"), subject to the approval of the stockholders. The purpose of the 2000 Plan is to aid the Company in attracting, retaining and motivating officers, key employees, consultants and directors by providing them with incentives to make significant contributions to the growth and profitability of the Company. The 2000 Plan is designed to accomplish this goal by giving participants a proprietary interest in the success of the Company, through the grant of stock options and other stock-based incentive awards.

      The Board of Directors recommends approval of the 2000
Plan by the stockholders for the reasons set forth below. If approved by the stockholders, the 2000 Plan will replace the Company's existing 1991 Plan (under which approximately [2,157] shares remained available for the grant of options or other awards as of February 15, 2000). The 1991 Plan is scheduled to expire by its terms in 2001. Accordingly, no new awards would be granted under the 1991 Plan if the 2000 Plan is approved; awards then outstanding under the 1991 Plan will remain in effect (see "Option/SAR Grants in Last Fiscal Year" for a description of the material terms of certain awards granted under the 1991 Plan) until their exercise or expiration in accordance with their terms. As of February 15, 2000, there were approximately [574,387.5] shares subject to options that remain outstanding under the 1991 Plan. These options are exercisable at prices ranging from $11.00 to $1.688 per share. To the extent that any outstanding options under the 1991 Plan are forfeited, canceled or expire unexercised, the shares subject thereto will be added to the total number of shares available for issuance under the 2000 Plan, as described below.

      Set forth below is a brief description of the principal features of the 2000 Plan (which is substantially similar to the 1991 Plan). Such description is qualified in its entirety by the full text of the 2000 Plan, a copy of which is attached hereto as Exhibit A. Reference to such exhibit should be made for a complete description of the 2000 Plan.

General Terms
-------------

      The 2000 Plan authorizes the Company to grant awards in the form of stock options, both incentive stock options (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code")) and non-qualified stock options, SARs and awards payable in stock, restricted stock or cash. All of such awards may be granted singly, in combination or in tandem, or in substitution for awards granted previously under the 1991 Plan or any other plan of the Company. In addition, the 2000 Plan permits the Company to extend dividend equivalency rights to awards made thereunder. The payment or exercise of any awards, including stock options, under the 2000 Plan may be conditioned on the satisfaction of various criteria, such as the achievement of specific business objectives, attainment of growth rates and other comparable measurements of the Company's performance. While some or all of the other types of awards referred to above may be made from time to time, the Company has principally granted stock options under the 1991 Plan.

      The 2000 Plan terminates in ten years from its date of effectiveness, or in March 2010. The number of shares authorized for issuance thereunder is 300,000 plus such additional number of shares as becomes available under the 1991 Plan by reason of the forfeiture of awards granted thereunder or their cancellation or expiration without exercise. Shares related to awards (or portions thereof) under the 2000 Plan that are forfeited, canceled or terminated, expire unexercised, are surrendered in exchange for other awards, or are settled in cash in lieu of shares or in any other manner such that shares covered by an award are not and will not be issued, will be restored to the total number of shares available for issuance pursuant to awards granted under the 2000 Plan. The aggregate number of shares issuable pursuant to options, or which may be used as a basis for SARs, granted to any individual participant under the 2000 Plan is limited to 150,000 shares during any three fiscal-year period beginning after November 1, 2000, subject to proportional adjustments as described below.

      The 2000 Plan provides that, in the event of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, consolidation or similar event, proportional adjustments will be made in (a) the number of shares of the Company's Common Stock (i) reserved for issuance under the 2000 Plan, (ii) available for options or other awards and for issuance pursuant to options, or upon which SARs may be based, for individual participants, and (iii) covered by outstanding awards; (b) the prices related to outstanding awards; and (c) the appropriate fair market value and other price determinations for such awards. In addition, equitable adjustments will be made in the event of any other change affecting the Company's Common Stock or any distribution (other than normal cash dividends) to stockholders of the Company.

      The 2000 Plan provides that it shall be administered by a Committee designated by the Board of Directors (the "Committee"), consisting of at least two directors who are not officers or employees of the Company or any of its subsidiaries. The Committee has the sole authority, among other things, to: grant awards; determine the terms, conditions and limitations of awards (including any applicable performance criteria); establish rules, procedures, regulations and guidelines relating to the 2000 Plan generally; and to interpret the 2000 Plan and award agreements entered into pursuant to the Plan.

      Officers, key employees, consultants and directors who are also officers or employees of the Company or its subsidiaries or who have been designated by the Board of Directors of the Company as eligible to receive awards under the 2000 Plan, are eligible to participate in the 2000 Plan. Key employees are those employees who hold positions of responsibility and/or whose performance, in the judgment of the Committee, can have a significant effect on the growth and profitability of the Company. The number of persons who are currently eligible to participate in the 2000 Plan is approximately 154.

      Generally, a 2000 Plan participant may exercise or receive payment of an award only while employed by or associated with the Company or a subsidiary of the Company, except that, under some circumstances, and subject to restrictions and limitations imposed by the Committee, the Committee may permit exercise by, or payment to, participants who have retired or become disabled, or who otherwise have had their employment by or association with the Company or a subsidiary thereof terminated. In addition, if a participant dies while still employed by or associated with the Company or a subsidiary thereof, the estate, heirs or beneficiaries of the deceased participant may, subject to restrictions and limitations imposed by the Committee, exer-cise or receive payment in respect of awards held by the partici-pant at the time of death. In general, awards granted under the 2000 Plan are not assignable or transferable by a participant, except under the limited circumstances contemplated by the 2000 Plan.

      The exercise price of an option granted under the 2000
Plan will be not less than the fair market value of the Company's Common Stock on the date of grant, as defined in the 2000 Plan. (The closing price of a share of the Company's Common Stock was $1.69 on February 7, 2000, as reported by the Nasdaq Small Capitalization Market ("Nasdaq").) The exercise price of an option must be paid in full in cash, or arrangements, satisfactory to the Committee, for payment in full in cash made, at the time of exercise, or, if permitted by the Committee, may be paid in whole or in part by (a) tendering shares of Common Stock or surrendering another award granted under the Plan or another benefit plan of the Company, (b) delivering a promissory note issued by the participant to the Company pursuant to terms and conditions determined by the Committee, or (c) any other means acceptable to the Committee. In order to enable the Company to satisfy any tax payment obligations resulting from any exercise of, or other payment on, an award under the Plan, the Company has the right, among other things, to withhold an appropriate amount from such payment or to withhold an appro-priate number of shares of the Company's Common Stock receivable by the participant, for payment thereof.

      The 2000 Plan may not, without the approval of the stockholders as set forth therein, be amended to (i) increase materially the aggregate number of shares of the Company's Common Stock that may be issued under the 2000 Plan (except for adjustments pursuant to the 2000 Plan in connection with a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, consolidation or similar event, as described above), (ii) increase the aggregate number of shares that may be issued to any individual participant during any fiscal-year period pursuant to options, or which are used as a basis of SARs, granted under the 2000 Plan, or (iii) modify materially the eligibility requirements of the 2000 Plan. The 2000 Plan may not be changed in such a way as to alter, impair, amend, modify, suspend or terminate any rights of a participant or any obligations of the Company under any award theretofore granted in any manner adverse to such participant without the consent of such participant.

Federal Income Tax Consequences
-------------------------------

      Under current Federal tax laws and regulations and judicial interpretations thereof, which are subject to change at any time, the following are the Federal income tax consequences generally arising with respect to awards granted under the 2000 Plan. The grant of a stock option or SAR will create no tax consequences for the participant or the Company. The participant will have no taxable income upon exercising an incentive stock option (except that the alternative minimum tax may apply), and the Company will not receive a deduction when an incentive stock option is exercised. Upon exercising a SAR or a non-qualified stock option, the participant must recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the stock on the exercise date. At such time, the Company will receive a deduction for the same amount (assuming the applicable requirements of Section 162(m) of the Internal Revenue Code have been met).

      With respect to other awards granted under the 2000
Plan that are settled in cash or stock that is either transfer-able or not subject to a substantial risk of forfeiture, the par-ticipant must recognize ordinary income in an amount equal to the cash or the fair market value of the shares received, when received. The Company will receive a deduction for the same amount, provided that, at the time the income is recognized, the participant either is not a covered employee or does not have total compensation in excess of $1,000,000 for the year of recognition (other than compensation that otherwise meets the requirements of Section 162(m) of the Internal Revenue Code). With respect to other awards granted under the 2000 Plan that are settled in stock that is subject to restrictions as to trans-ferability and subject to a substantial risk of forfeiture, the participant must recognize ordinary income in an amount equal to the fair market value of the shares received on the date the shares first become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. At such time, the Company will receive a deduction for the same amount, subject to the proviso set forth above in this paragraph.

      The tax treatment upon disposition of shares acquired under the 2000 Plan will depend on how long the shares have been held. In the case of shares acquired through exercise of a stock option, the tax treatment will also depend on whether or not the shares were acquired by exercising an incentive stock option. There will be no tax consequences to the Company upon the disposition of shares acquired under the 2000 Plan except that the Company may receive a deduction in the case of the disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding period has been satisfied.

Recommendation
--------------

      The Board of Directors of the Company believes that it is in the best interests of the Company and its stockholders, in the current competitive business environment, that the 2000 Plan be approved, so that the Company can continue to attract, retain and motivate key employees to make significant contributions to the Company. The 2000 Plan will permit certain stock-based incentive compensation to be tailored to support corporate and business objectives and allow the Company to respond to competitive compensation practices. Accordingly, the Board of Directors has adopted, and recommends that the stockholders approve, the 2000 Plan.

      Approval requires the affirmative vote of a majority of the votes cast at the meeting, in person or by proxy, on such proposal, provided that the total vote cast represents over 50% of all shares entitled to vote on the proposal.

      THE VOTING TRUST INTENDS TO VOTE IN FAVOR OF THE
PROPOSAL.  MANAGEMENT RECOMMENDS THAT YOU VOTE TO APPROVE THE
2000 PLAN.



                            PROPOSAL NO. 3

 APPROVAL OF THE AMENDED AND RESTATED DIRECTORS STOCK OPTION PLAN

          MANAGEMENT RECOMMENDS THAT YOU VOTE TO APPROVE THE
             AMENDED AND RESTATED DIRECTORS STOCK OPTION PLAN


      In fiscal 1996, the Company and its stockholders approved the Directors Stock Option Plan (the "Directors Plan") and authorized a total of 25,000 shares of Common Stock (after adjustment for the one-for-four reverse stock split of the Company's Common Stock effected on March 4, 1999) for issuance pursuant to options granted thereunder. As of February 15, 2000, 18,125 shares remained available for issuance in connection with the future grants under the Directors Plan. In February 2000, the Board of Directors approved an amendment to the Directors Plan, subject to the approval of the stockholders, to (i) increase the number of shares of Common Stock of the Company that may be issued under this Directors Plan by 50,000 shares, and
(ii) to increase the number of shares to be subject to the automatic grants to be made to directors from 1,250 shares upon first being elected to the Board of Directors of the Company and 625 shares upon each re-election to the Board of Directors to 5,000 and 2,500 shares, respectively. These amendments, in the form of an amended and restated Directors Plan, are now being submitted to the stockholders for approval.

      The Board of Directors recommends approval of the amendments. The purpose of the Directors Plan is to aid the Company in attracting, retaining and motivating its directors by providing them with incentives to make significant contributions to the growth and profitability of the Company. The Directors Plan is designated to accomplish this goal by the granting of stock options, thereby providing participants with a proprietary interest in the growth, profitability and success of the Company. The Board of Directors believes that the additional share reserve and the increase in the amount of shares subject to the automatic grants are necessary to permit the Company to attract and retain the caliber of directors that has traditionally comprised the Company's Board of Directors and thereby create stockholder value.

      Set forth below is a brief description of the principal features of the Directors Plan. Such description is qualified in its entirety by the full text of the Directors Plan, as proposed to be amended and restated, a copy of which is attached hereto as Exhibit B. Reference to such exhibit should be made for a complete description of the Directors Plan.

General Terms
-------------

      The following persons ("Eligible Directors") are eligible to receive grants of stock options pursuant to the Directors Plan: (a) directors of the Company who are members of the Committee of the Board designated to administer discretionary stock incentive plans from time to time adopted and implemented by the Company (any, a "Discretionary Plan") and (b) directors of the Company who are not officers or employees of the Company or any subsidiary thereof (a "Non-employee Director") and who (i) have not been designated by the Company's Board of Directors within 30 days after becoming a director of the Company as being eligible to receive awards under a Discretionary Plan or (ii) having been eligible to participate in a Discretionary Plan, have ceased to be so eligible as a result of a determination by the Board of Directors. The eligibility of any such director to participate in the Directors Plan shall cease if such director is subsequently designated as being eligible to receive awards under a Discretionary Plan for as long as he or she remains so eligible. Messrs. Berger and Warnock and Dr. Fernandez are currently participants in the Directors Plan.

      The amendment, if approved, would increase the total number of shares of the Company's Common Stock available for issuance pursuant to stock options granted under the Directors Plan by 50,000, to a total of 75,000. Shares related to options (or portions thereof) that are forfeited, canceled or terminated, expire unexercised, are surrendered in exchange for other options or are otherwise settled in such a manner that all or some of the shares covered by an option are not and will not be issued will be restored to the total number of shares available for issuance pursuant to options granted under the Directors Plan. In the event of any change in the number of shares of outstanding Common Stock of the Company by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, consolidation or similar event, proportional adjustments will be made in the number of shares of the Company's Common Stock (a) reserved for issuance pursuant to the Directors Plan,
(b) for which stock options shall be granted, and (c) covered by outstanding stock options, as well as in the exercise price of such outstanding options. In addition, equitable adjustments will be made in the event of any other change affecting the Company's Common Stock or any distribution (other than normal cash dividends) to stockholders of the Company.

      Under the Directors Plan, non-qualified stock options to purchase shares of the Company's Common Stock are granted automatically to Eligible Directors at the times specified in the Directors Plan. In general, unless an Eligible Director has received a previous grant of a stock option (under the Directors Plan, a Discretionary Plan or otherwise), he will receive an initial option to purchase 1,250 shares of the Company's Common Stock on the date on which he first becomes eligible to participate in the Directors Plan. Thereafter, as long as the Eligible Director (including any Eligible Director who received a previous grant) remains eligible to participate in the Directors Plan, he will receive annually, on the date of the Annual Meeting of Stockholders, an option to purchase 625 shares of the Company's Common Stock, beginning on the date specified in the Directors Plan. Notwithstanding the foregoing, no stock option shall be granted to any person whose service as a director of the Company ends on the date on which the option would otherwise be granted. The amendment submitted for approval pursuant to this Proposal 3 would increase the number of shares subject to these automatic grants to 5,000 and 2,500, respectively.

      The Directors Plan is administered by the Company'
Board of Directors or a committee composed of not less than two members thereof as may be designated from time to time by all such members. The Board or such committee administers the Directors Plan, but has no discretion regarding the grant, amount, timing, terms and conditions of stock options granted under the Directors Plan.

      The exercise price of any stock option granted pursuant to the Directors Plan is the fair market value of the Company's Common Stock on date of grant. Each stock option becomes exercisable in full after the first anniversary of the date of grant. Each option is exercisable for a period of ten years from the date of grant.

      The price at which shares of the Company's Common Stock may be purchased upon exercise of an option must be paid in full in cash at the time of exercise or by (i) tendering shares of the Company's Common Stock or surrendering another stock option, (ii) delivering a promissory note issued by the participant to the Company pursuant to terms and conditions determined by the Board or the committee, or (iii) any other means acceptable to the Board or the committee.

      In order to enable the Company to satisfy any tax payment obligations resulting from any exercise of a stock option under the Directors Plan, the Company has the right, among other things, to withhold from the shares of the Company's Common Stock receivable by a participant an appropriate number of shares for payment thereof. In addition, participants may elect to have the Company deduct applicable taxes by withholding an appropriate number of shares of the Company's Common Stock or to elect to tender to the Company other shares of the Company's Common Stock held by the participant for the purpose of satisfying tax payment obligations.

      Except as described below, if a participant's association with the Company terminates, any unexercised stock option (or portion thereof) shall, to the extent it is exercisable pursuant to the terms of such option on the date of such termination, remain exercisable for a period of three months following the date of termination or until the stated expiration of the stock option, if earlier. If a participant dies, or ceases to be associated with the Company because he (i) is disabled, (ii) retires at age 62 or thereafter or (iii) assumes a position with a governmental, charitable or educational agency or institution, any stock option granted under the Directors Plan then held by such participant shall become fully exercisable as of the date on which such participant dies or ceases to be associated with the Company, and shall be exercisable through the expiration date specified in the applicable option agreement.

      In general, awards granted under the Directors Plan are not assignable or transferable by a participant, except under the limited circumstances contemplated by the Directors Plan.

      The Board or the committee may amend, modify, suspend
or terminate the Directors Plan for the purpose of meeting or addressing any changes in any applicable tax, securities or other
law.   In addition, the Directors Plan may not, without the
approval of the stockholders, as set forth therein, be amended to
(i) increase materially the aggregate number of shares of the Company's Common Stock that may be issued under the Directors Plan (except for adjustments pursuant to Sections 7(l) and 8 of the Directors Plan), (ii) materially increase the benefits accruing to participants, or (iii) modify materially the eligibility requirements for participation in the Directors Plan. Nor may the Directors Plan be changed in such a way as to alter, impair, amend, modify, suspend or terminate any rights of a participant or any obligations of the Company under any stock options theretofore granted in any manner adverse to such participant, without the consent of such participant. The Directors Plan terminates in March 2006.

Federal Income Tax Consequences
-------------------------------

      The Federal income tax consequences to the participants and the Company of the issuance and exercise of stock options that would be granted pursuant to the Directors Plan are the same as for the issuance and exercise of stock options that would be granted under the 2000 Plan. See "Proposal to Approve the 2000 Stock Incentive Plan -- Federal Income Tax Consequences" above.

Recommendation
--------------

      The Board of Directors of the Company believes that it is in the best interests of the Company and its stockholders to continue to offer the long-term incentives available under the Directors Plan to directors of the Company. The Board of Directors believes that, in the current competitive business environment, the future success of the Company will depend in large part on its ability to attract, retain and motivate directors through, among other things, such incentive programs. Accordingly, the Board of Directors has adopted, and recommends that the stockholders approve, the amendments to the Directors Plan increasing (i) the total number of shares that may be issued thereunder by 50,000 shares, and (ii) the formula grants to be made to Non-employee Directors to 5,000 shares and 2,500 shares.

      Approval requires the affirmative vote of a majority of the votes cast at the meeting in person or by proxy on such proposal, provided that the total votes cast represent over 50% of all shares entitled to vote on the proposal.

      THE VOTING TRUST INTENDS TO VOTE FOR THE PROPOSAL.  THE
BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE
THE AMENDED AND RESTATED DIRECTORS STOCK OPTION PLAN.


                            PROPOSAL NO. 4

              RATIFICATION OF THE ISSUANCE OF WARRANTS

  MANAGEMENT RECOMMENDS THAT YOU VOTE TO APPROVE THE ISSUANCE OF SHARES
    OF COMMON STOCK IN EXCESS OF 19.99% OF THE OUTSTANDING SHARES, IF
       REQUIRED IN CONNECTION WITH THE EXERCISE OF CERTAIN WARRANTS
                    TO PURCHASE SHARES OF COMMON STOCK

      The Company is seeking the approval of the stockholders of the issuance shares of Common Stock in excess of 19.99% of the outstanding shares, if required in connection with the exercise of certain Warrants to purchase shares of Common Stock (the "Warrants"). The Warrants entitle the holders thereof to purchase an aggregate of 690,229.5 shares of Common Stock of the Company (after giving effect to the one-for-four reverse stock split of the Company's Common Stock). The Warrants were issued in a private financing transaction on October 28, 1998. Such approval would have the effect of removing certain limitations under rules of the National Association of Securities Dealers, Inc. (the "NASD"), which would limit the exercise rights of the Investors to exercising such Warrants as would cause approximately 417,652 shares of Common Stock to be issued. The terms of the private financing transaction in which the Company sold the Warrants require the Company to seek this approval.

Background
----------

      In October 1998, the Company entered into a Securities Purchase Agreement (the "Securities Purchase Agreement"), with Cahill Warnock Strategic Partners Fund, L.P. (the "Fund") and Strategic Associates, L.P. ("Strategic", collectively, with the Fund, the "Investors), institutional investors. Pursuant to the Securities Purchase Agreement, the Company: (i) issued and sold to the Investors 8% Debentures due 2003 (the "Debentures"), dated October 28, 1998 (the "Purchase Closing Date"), in the aggregate principal amount of $4,000,000, and (ii) issued and sold to the Investors, as additional consideration for purchasing the Debentures, the Warrants to acquire an aggregate of 690,229.5 shares of the Company's Common Stock, which, on the Purchase Closing Date, constituted 20% of the Company's issued and outstanding common stock on a fully diluted basis, after giving effect to the transactions contemplated in the Securities Purchase Agreement. Of the Warrants issued, 80% are immediately exercisable, and 20% will become exercisable 18 months after the Purchase Closing Date if the Company shall not have repaid the Debentures in full by such date or upon the occurrence of an Event of Default (as defined in the Securities Purchase Agreement).

      The Warrants are exercisable for five years from the date they becomes exercisable, and provide antidilution protection in the event of the issuance or deemed issuance of shares Common Stock at a price less than the exercise price of the Warrants subject to certain exceptions. The exercise price of the Warrants upon issuance was $1.40 per share of Common Stock, subject to certain antidilution adjustments set forth in the Warrants. The Debentures constitute senior indebtedness of the Company. On December 3, 1999, in exchange for the Investors' consent, among other things, to subordinate the Debentures to certain financing the Company is seeking to obtain in connection with the implementation of the Company's strategic plan and pursuant to a Consent, Agreement and Amendment, dated as of December 3, 1999 (the "Consent"), among the Company and the Investors, the Board of Directors of the Company approved a repricing of the Warrants to an exercise price of $1.125 per share of Common Stock, subject to the same antidilution adjustments referred to above. On February 8, 2000, the Fund exercised its Warrant to acquire a total of 395,725 shares of Common Stock and Strategic exercised its Warrants to acquire a total of 21,927 shares of Common Stock, resulting in the Investors acquiring a total of 417,652 shares of Common Stock, or 19.5% of the number of shares outstanding on the Purchase Closing Date. The Company received exercise proceeds totaling $469,858.51 as a result of such exercises.

      Pursuant to the Registration Rights Agreement between the Company and the Investors, the Company has agreed to register the shares of Common Stock underlying the Warrants with the Securities and Exchange Commission, which the Company intends to do once it has received the stockholder approval requested in this Proposal 4.

      Pursuant to the Investor Rights Agreement (the
"Investor Rights Agreement") between the Company and the Investors, the Company has agreed that so long as the Investors own at least 50% of the Warrants (or, if the Warrants have been exercised, the shares issuable pursuant thereto), the Investors shall have the right to nominate two directors to the Board of Directors of the Company. David L. Warnock and Joseph A. Fernandez are the current directors who were nominated by the Investors. Pursuant to the Investor Rights Agreement, the directors and executive officers have agreed, at each meeting of stockholders for the purpose of electing directors, to cast their eligible votes in favor of the nominees of the Investors. In addition, for a period of 29 months from the Purchase Closing Date, at each meeting of stockholders for the purpose of electing directors, the Investors have agreed to cast all of their eligible votes in favor of the directors nominated by the Company. David L. Warnock, a director of the Company, is also a general partner of the Fund's general partner, and is a member of Strategic's general partner. See "Security Ownership of Certain Beneficial Owners and Management", above.

      In connection with the issuance of the Warrants, the Company granted to the Investors certain rights to have the Company register for resale the shares of Common Stock issuable upon exercise thereof under the Securities Act of 1933, as amended. The Company intends to register the shares of Common Stock issuable upon the exercise of the Warrants with the Securities and Exchange Commission, on Form S-3 Registration Statement upon obtaining the stockholder approval requested in this Proposal 4.

      The Company used a portion of the funds raised in the private financing to purchase substantially all of the operating assets of The Mildred Elley Schools, Inc. The Company intends to use the remaining funds, including the proceeds from the exercise of the Warrants, to further implement its strategic plan, including the repayment of outstanding debt, and to effect future acquisitions of educational delivery institutions.

Further Information
-------------------

      The terms of the Debentures and Warrants are complex and are only briefly summarized in this Proxy Statement. Stockholders wishing further information concerning the rights, preferences and terms of the Series D Stock and Warrants are referred to the full description thereof contained in (i) the Company's Current Report on Form 8-K and exhibits thereto filed with the Securities and Exchange Commission on November 23, 1998 (the "Initial Report"), (ii) the amendment to the Company's Current Report on Form 8-K/A and exhibits thereto filed with the Securities and Exchange Commission on January 12, 1999 (the "Report Amendment"), and (iii) the Company's Annual Report on Form 10-KSB, as amended, for the fiscal year ended October 31, 1999 (collectively with the Initial Report and the Report Amendment, the "Public Documents"), which can be inspected and copied at the public reference facility maintained by the Securities and Exchange Commission located at 450 Fifth Street, NW, Washington, DC. The Public Documents may also be viewed on the web site maintained by the Securities and Exchange Commission at http://www.sec.gov. The description of terms and rights of the Company and the Investors with respect to the outstanding Debentures and of the Warrants contained herein is qualified in its entirety by reference to the complete description of these terms and rights in such documents.

Stockholder Approval
--------------------

      The issuance of the Company's shares of Common Stock upon exercise of all the Warrants issued in excess of 417,652 shares is subject to stockholder approval pursuant to the Rules of the Nasdaq SmallCap Market. Rule 4460(i)(1)(D) of the NASD (the "20% Rule") sets forth designation criteria for continued inclusion of the Common Stock on the Nasdaq SmallCap Market. The 20% Rule requires companies that are listed on the Nasdaq SmallCap Market to obtain stockholder approval prior, among other things, to issuing common stock (or securities convertible into or exercisable for common stock) in a private financing at a price less than the market value of the common stock, where the amount of common stock to be issued exceeds 20% of the common stock or voting power of the company outstanding prior to the issuance. In the event that the Investors exercise all of the Warrants, the Company would be required to issue an aggregate of 690,229.5 shares of Common Stock, or approximately 32.2% of the shares of Common Stock outstanding on the Purchase Closing Date. To date, the Investors have exercised Warrants to acquire an aggregate of 417,652 shares. Consequently, the Company is requesting the stockholder approval required by the 20% Rule and the Securities Purchase Agreement in this Proposal 4.

      The Company entered into and consummated the sale of the Debentures and the Warrants based on a determination by the Board of Directors that the implementation of the Company's strategic plan would require additional cash resources. While the Board of Directors considered the disadvantages of the potential issuance of a significant number of shares of Common Stock upon the exercise of the Warrants, including the potential dilution of the voting power per share of Common Stock and the potential impact on earnings per share of Common Stock, the Board determined that such disadvantages were outweighed by the benefits of receiving a necessary infusion of cash. Accordingly, the Board of Directors decided, on the basis of then prevailing financial market conditions and the resources available to the Company, that it was in the best interests of the Company and its stockholders for the Company to proceed with the sale of the Debentures and the accompanying issuance of the Warrants to the Investors.

      In the event that the stockholders do not approve the issuance as they are being requested to do in this Proposal 4, the Warrants will remain outstanding, but the Investors will not be able to exercise the Warrants to the extent such exercise would require the issuance of shares of Common Stock in excess of 19.99% of the shares of Common Stock. In addition, in consideration for the Investors' agreement to purchase the Debentures and the Warrants, the Company agreed to use its best efforts to obtain stockholder approval of the exercise of the Warrants. Therefore, if this Proposal 4 is not approved, that agreement could require the Company to continue to seek stockholder approval of the exercise of the Warrants, which could be expensive for the Company.

Recommendation
--------------

      The Board of Directors of the Company believes that it is in the best interests of the Company and its stockholders vote to approve the issuance of shares of Common Stock in excess of 19.99% of the outstanding shares, if required in connection with the exercise of certain Warrants to purchase shares of Common Stock. The Board of Directors believes that the future success of the Company will depend in large part on its ability to grow the Company by effecting acquisitions. The proceeds from this private financing provided, in part, the funding for the acquisition of Mildred Elley. The exercise of the remaining outstanding Warrants will provide the Company with additional proceeds totaling approximately $306,650, which the Company will use for further implementing its strategic plan.

      In the event that the stockholders do not approve this Proposal 4, the Company will be forced to forfeit approximately $306,650 which the Company would have received upon the exercise of the Warrants in excess of 19.99%, which could place the Company at a competitive disadvantage in the event it locates a suitable acquisition candidate. Accordingly, the Board of Directors has approved, and recommends that the stockholders approve, the issuance of shares of Common Stock in excess of 19.99% of the outstanding Common Stock in the event that the Warrants are exercised.

      Approval requires the affirmative vote of a majority of the votes cast at the meeting in person or by proxy on such proposal, provided that the total votes cast represent over 50% of all shares entitled to vote on the proposal.

      THE VOTING TRUST INTENDS TO VOTE FOR THE PROPOSAL. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE ISSUANCE OF SHARES OF COMMON STOCK IN EXCESS OF 19.99% OF THE OUTSTANDING SHARES, IF REQUIRED IN CONNECTION WITH THE EXERCISE OF CERTAIN WARRANTS TO PURCHASE SHARES OF COMMON STOCK.


                            PROPOSAL NO. 5

                  RATIFICATION OF INDEPENDENT AUDITORS

            MANAGEMENT RECOMMENDS THAT YOU VOTE TO RATIFY
             THE APPOINTMENT OF THE INDEPENDENT AUDITORS.

      The Board of Directors of the Company has appointed the firm of Lazar, Levine & Felix LLP ("Lazar") as its independent auditors for the 2000 fiscal year. While it is not required to do so, the Company is submitting the appointment of Lazar to the stockholders for ratification. Lazar has been serving the Company in this capacity since September 1995. A representative from Lazar will be present at the Meeting and will be given the opportunity to make a statement if the representative desires to do so. The representative is expected to be available to respond to appropriate questions. If the appointment of Lazar is not ratified by the stockholders of the Company, the Board of Directors will reconsider the appointment of Lazar.

      THE BOARD OF DIRECTORS INTENDS THAT THE APPOINTMENT OF
THE INDEPENDENT AUDITORS BE RATIFIED BY A MAJORITY OF THE VOTES
CAST.  THE VOTING TRUST INTENDS TO VOTE IN FAVOR OF THE PROPOSAL.



                        OTHER INFORMATION

          Accompanying this Proxy Statement and the notice of meeting which is the first page of this Proxy Statement is the Company's Proxy and Annual Report for its fiscal year ended
October 31, 1999.

                 PROPOSALS OF SECURITY HOLDERS

          Proposals of security holders intended to be presented at the next Annual Meeting must be received by the Company for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting no later than November __, 2000.


                  AVAILABILITY OF ANNUAL REPORT

          COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB
FOR THE FISCAL YEAR ENDED OCTOBER 31, 1999, AS FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION, WILL BE PROVIDED FREE OF
CHARGE TO ANY STOCKHOLDER UPON WRITTEN REQUEST TO:

      Ms. Linda G. Straley, Vice President and Secretary,
   Touchstone Applied Science Associates, Inc., P.O. Box 382,
       4 Hardscrabble Heights, Brewster, New York 10509.



                              LINDA G. STRALEY
                              Vice President and Secretary

Brewster, New York
February __, 2000

                                                               Exhibit A
                                                               ---------

              TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.

                       2000 STOCK INCENTIVE PLAN
                       -------------------------


          1.   Purpose.  The purpose of the 2000 Stock Incentive
               -------
Plan (the "Plan") is to aid the Company in attracting, retaining and motivating officers, key employees, consultants and directors by providing them with incentives for making significant contri-butions to the growth and profitability of the Company. The Plan is designed to accomplish this goal by offering stock options and other incentive awards, thereby providing Participants with a proprietary interest in the growth, profitability and success of the Company.

          2.   Definitions.
               -----------

          (a)  Award.  Any form of stock option, stock appreciation
               -----
right, stock or cash award granted under the Plan, whether granted singly, in combination or in tandem, pursuant to such terms, conditions and limitations as the Committee may establish in order to fulfill the objectives, and in accordance with the terms and conditions, of the Plan.

          (b)  Award Agreement.  An agreement between the Company
               ---------------
and a Participant setting forth the terms, conditions and limitations applicable to an Award.

          (c)  Board.  The Board of Directors of Touchstone Applied
               -----
Science Associates, Inc.

          (d)  Code.  The Internal Revenue Code of 1986, as amended
               ----
from time to time.

          (e)  Committee.  Such committee of the Board as may be
               ---------
designated from time to time by the Board to administer the Plan or any subplan under the Plan. Any such committee shall consist of not less than two members of the Board who are not officers or employees of the Company.

          (f)  Company.  Touchstone Applied Science Associates,
               -------
Inc. and its direct and indirect subsidiaries.

          (g)  Exchange Act.  The Securities Exchange Act of 1934,
               ------------
as amended.

          (h)  1991 Plan.  The Company's Amended and Restated 1991
               ---------
Stock Option Incentive Plan, as amended.

          (i)  Fair Market Value.  If the Stock is listed on the
               -----------------
New York Stock Exchange (or other national exchange), the average of the high and low sale prices as reported on the New York Stock Exchange (or such other exchange) or, if the Stock is not listed on a national exchange, the closing price of the Stock in the over-the-counter market, as reported by the National Association of Securities Dealers through its Automated Quotation System or otherwise, in either case for the date in question, provided that
                                                    --------
if no transactions in the Stock are reported for that date, the average of the high and low sale prices or the closing price, as appropriate, as so reported for the preceding day on which transactions in the Stock were effected.

          (j)  Participant.  An officer, director or employee of
               -----------
the Company to whom an Award has been granted.

          (k)  Touchstone.  Touchstone Applied Science Associates, Inc.
               ----------

          (l)  Stock.  Authorized and issued or unissued shares of
               -----
Common Stock, par value $.0001 per share, of Touchstone or any security issued in exchange or substitution therefor.

          3.   Eligibility.  Only officers, key employees,
               -----------
consultants and directors who are also officers or employees of the Company or who have been designated by the Board as eligible to receive Awards are eligible to receive Awards under the Plan. Key employees are those employees who hold positions of responsibility or whose performance, in the judgment of the Committee, can have a significant effect on the growth and profitability of the Company.

          4.   Stock Available for Awards.  Subject to Section 14
               --------------------------
hereof, a total of 300,000 shares of Stock, plus such additional number of shares as becomes available under the 1991 Plan by reason of the forfeiture of awards granted thereunder or their cancellation or expiration without exercise shall be available for issuance pursuant to Awards granted under the Plan, provided,
                                                    --------
however, that the aggregate number of shares of Stock subject to
-------
options and upon which stock appreciation rights are based pursuant to Awards hereunder shall not exceed 150,000 for any Participant during any three consecutive fiscal-year periods beginning on or after November 1, 2000. From time to time, the Board and appropriate officers of Touchstone shall file such documents with governmental authorities and, if the Stock is listed on the New York Stock Exchange (or other national exchange), with such stock exchange, as are required to make shares of Stock available for issuance pursuant to Awards and publicly tradeable. Shares of Stock related to Awards, or portions of Awards, that are forfeited, canceled or terminated, expire unexercised, are surrendered in exchange for other Awards, or are settled in cash in lieu of Stock or in any other manner such that all or some of the shares of Stock covered by an Award are not and will not be issued to a Par-ticipant, shall be restored to the total number of shares of Stock available for issuance pursuant to Awards, unless such Awards, or portions thereof, are canceled in connection with an exchange for options issued at a lower price or the holders of a majority of the shares of Stock voting on such matter approve such exchange.

          5.   Administration.
               --------------

          (a)  General.  The Plan shall be administered by the
               -------
Committee, which shall have full and exclusive power to (i) autho-rize and grant Awards to persons eligible to receive Awards under the Plan; (ii) establish the terms, conditions and limitations of each Award or class of Awards, including terms, conditions and limitations governing the extent (if any) to which the Award may be assigned or transferred; provided that, Awards shall not be
                         --------
assignable or transferable to any person who is not at the time of transfer a member of the Participant's immediate family or to any entity that is not established for the benefit of, or wholly-owned by, the Participant or a member or members of the Participant's immediate family; (iii) construe and interpret the Plan and all Award Agreements; (iv) grant waivers of Plan restrictions; (v) adopt and amend such rules, procedures, regulations and guidelines for carrying out the Plan as it may deem necessary or desirable; and (vi) take any other action necessary for the proper operation and administration of the Plan, all of which powers shall be exercised in a manner consistent with the objectives, and in accordance with the terms and conditions, of the Plan. The Committee's powers shall include, but shall not be limited to, the authority to (A) adopt such subplans as may be necessary or appro-priate (1) to provide for the authorization and granting of Awards to promote specific goals or for the benefit of specific classes of Participants, (2) to provide for grants of Awards by means of for-mulae, standardized criteria or otherwise, or (3) for any other purposes as are consistent with the objectives of the Plan, and to segregate shares of Stock available for issuance under the Plan generally as being available specifically for the purposes of one or more subplans, and (B) subject to Section 11 hereof, adopt modifications, amendments, rules, procedures, regulations, subplans and the like as may be necessary or appropriate (1) to comply with provisions of the laws of other countries in which the Company may operate in order to assure the effectiveness of Awards granted under the Plan and to enable Participants employed in such other countries to receive advantages and benefits under the Plan and such laws, (2) to effect the continuation, acceleration or modification of Awards under certain circumstances, including events which might constitute a Change in Control (as set forth in Section 7 hereof) of Touchstone, or (3) for any other purposes as are consistent with the objectives of the Plan. All such modifications, amendments, rules, procedures, regulations and subplans shall be deemed to be a part of the Plan as if stated herein.

          (b)  Committee Actions.  All actions of the Committee
               -----------------
with respect to the Plan shall require the vote of a majority of its members or, if there are only two members, by the vote of both. Any action of the Committee may be taken by a written instrument signed by a majority (or both members) of the Committee, and any action so taken shall be as effective as if it had been taken by a vote at a meeting. All determinations and acts of the Committee as to any matters concerning the Plan, including interpretations or constructions of the Plan and any Award Agreement, shall be conclusive and binding on all Participants and on any parties validly claiming through any Participants.

          6.   Delegation of Authority.  The Committee may delegate
               -----------------------
to the Chief Executive Officer of Touchstone and to other executive officers of the Company certain of its administrative duties under the Plan, pursuant to such conditions or limitations as the Commit-tee may establish, except that the Committee may not delegate its authority with respect to (a) the selection of eligible persons as Participants in the Plan, (b) the granting or timing of Awards,
(c) establishing the amount, terms and conditions of any such Award, (d) interpreting the Plan, any subplan or any Award Agreement or (e) amending or otherwise modifying the terms or provisions of the Plan, any subplan or any Award Agreement.

          7.   Awards.  Subject to Section 4, the Committee shall
               ------
determine the types and timing of Awards to be made to each Participant and shall set forth in the related Award Agreement the terms, conditions and limitations applicable to each Award. Awards may include, but are not limited to, those listed below in this
Section 7. Awards may be granted singly, in combination or in tandem, or in substitution for Awards previously granted under the Plan. Awards may also be made in combination or in tandem with, in substitution for, or as alternatives to, grants or rights under any other benefit plan of the Company, including any such plan of any entity acquired by, or merged with or into, the Company. Any such Awards made in substitution for, or as alternatives to, grants or rights under a benefit plan of an entity acquired by, or merged with or into, the Company in order to give effect to the transaction shall be deemed to be issued in accordance with the terms and conditions of the Plan. Awards shall be effected through Award Agreements executed by the Company in such forms as are ap-proved by the Committee from time to time.

          All or part of any Award may be subject to conditions established by the Committee, and set forth in the Award Agreement, which conditions may include, without limitation, achievement of specific business objectives, increases in specified indices, attainment of growth rates and other measurements of Company performance.

          The Committee may determine to make any or all of the following Awards:

          (a)  Stock options.  A grant of a right to purchase a
               -------------
specified number of shares of Stock at an exercise price not less than 100% of the Fair Market Value of the Stock on the date of grant, during a specified period, all as determined by the Committee. Without limitation, a stock option may be in the form of (i) an incentive stock option which, in addition to being subject to such terms, conditions and limitations as are es-tablished by the Committee, complies with Section 422 of the Code, provided that, no more than 300,000 shares of Stock in the aggregate may be subject to options granted hereunder as incentive stock options, or (ii) a non-qualified stock option subject to such terms, conditions and limitations as are established by the Commit-tee.

          (b)  Stock Appreciation Rights.  A right to receive a
               -------------------------
payment, in cash or Stock, equal to the excess of the Fair Market Value (or other specified valuation) of a specified number of shares of Stock on the date the stock appreciation right ("SAR") is exercised over the Fair Market Value (or other specified valuation) on the date of grant of the SAR, except that if a SAR is granted in tandem with a stock option, valuations on the grant and exercise dates shall be no less than as determined on the basis of Fair Market Value. The eventual amount, vesting or issuance of an SAR may be subject to future service, performance standards and such other restrictions and conditions as may be established by the Committee.

          (c)  Stock Awards.  An Award made in Stock or denominated
               ------------
in units of Stock. The eventual amount, vesting or issuance of a Stock Award may be subject to future service, performance standards and such other restrictions and conditions as may be established by the Committee. Stock Awards may be based on Fair Market Value or another specified valuation.

          (d)  Cash Awards.  An Award made or denominated in cash.
               -----------
The eventual amount of a cash Award may be subject to future service, performance standards and such other restrictions and conditions as may be established by the Committee.

          Dividend equivalency rights, on a current or deferred basis, may be extended to and be made part of any Award denominated in whole or in part in Stock or units of Stock, subject to such terms, conditions and restrictions as the Committee may establish.

          Notwithstanding the provisions of the paragraphs of this
Section 7, Awards may be subject to acceleration of exercisability or vesting in the event of a Change in Control of Touchstone (i) as set forth in agreements between Touchstone and certain of its officers, directors and key employees which provide for certain protections and benefits in the event of a change in control (as defined in such agreements) or (ii) as may otherwise be determined by the Committee under and in accordance with the terms and conditions of the Plan. "Change in Control" for purposes of the Plan shall mean a change in control of Touchstone under such circumstances as shall be specified by (x) the Committee or (y) where applicable to any Awards granted under the Plan by such agreements between Touchstone and a Participant as (1) may have been entered into prior to the effective date of the Plan or (2) shall be entered into after the effective date of the Plan with, to the extent such an agreement is applicable to an Award, the ap-proval of the Committee. A "Change in Control" may, without limitation, be deemed to have occurred if (A) any "person" or "group" of persons (as the terms "person" and "group" are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder) is or becomes the beneficial owner, directly or indirectly, of securities of Touchstone representing 30% or more of the combined voting power of the then outstanding securities of Touchstone, or (B) a change of more than 25% in the composition of the Board occurs within a two-year period, unless such change in composition was approved in advance by at least two-thirds of the previous directors.

          8.   Payment under Awards.  Payment by the Company
               --------------------
pursuant to Awards may be made in the form of cash, Stock or combinations thereof and may be subject to such restrictions as the Committee determines, including, in the case of Stock, restrictions on transfer and forfeiture provisions. Stock subject to transfer restrictions or forfeiture provisions is referred to herein as "Restricted Stock". The Committee may provide for payments to be deferred, such future payments to be made in installments or by lump-sum payment. The Committee may permit selected Participants to elect to defer payments of some or all types of Awards in accordance with procedures established by the Committee to assure that such deferrals comply with applicable requirements of the Code.

          The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and of dividend equivalencies on deferred payments to be made in Stock or units of Stock.

          At the discretion of the Committee, a Participant may be offered an election to substitute an Award for another Award or Awards, or for awards made under any other benefit plan of the Company, of the same or different type.

          9.   Stock Option Exercise.  The price at which shares of
               ---------------------
Stock may be purchased upon exercise of a stock option shall be paid in full, or arrangements acceptable to the Committee for payment in full shall be made, at the time of the exercise, in cash or, if permitted by the Committee, by (a) tendering Stock or surrendering another Award, including Restricted Stock, or an option or other award granted under another benefit plan of the Company, in each case valued at, or on the basis of, Fair Market Value on the date of exercise, (b) delivery of a promissory note issued by a Participant to the Company pursuant to the terms and conditions as determined by the Committee, or (c) any other means acceptable to the Committee. The Committee shall determine acceptable methods for tendering Stock or surrendering other Awards or grants and may impose such conditions on the use of Stock or other Awards or grants to exercise a stock option as it deems appropriate. If shares of Restricted Stock are tendered as consid-eration for the exercise of a stock option, the Committee may require that the number of shares issued upon exercise of the stock option equal to the number of shares of Restricted Stock used as consideration therefor be subject to the same restrictions as the Restricted Stock so surrendered and any other restrictions as may be imposed by the Committee. The Committee may also permit Participants to exercise stock options and simultaneously sell some or all of the shares of Stock so acquired pursuant to a brokerage or similar arrangement which provides for the payment of the exercise price substantially concurrently with the delivery of such shares.

          10.  Tax Withholding.  The Company shall have the right
               ---------------
to deduct applicable taxes from any Award payment or shares of Stock receivable under an Award and to withhold an appropriate number of shares of Stock for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all tax withholding obligations. In addition, the Committee may permit Participants to elect to (a) have the Company deduct applicable taxes resulting from any Award payment to, or exercise of an Award by, such Participant by withholding an appropriate number of shares of Stock for payment of tax obli-gations or (b) tender to the Company for the purpose of satisfying tax payment obligations other Stock held by the Participant. If the Company withholds shares of Stock to satisfy tax payment obligations, the value of such Stock in general shall be its Fair Market Value on the date of the Award payment or the date of exercise of an Award, as the case may be. If a Participant tenders shares of Stock pursuant to clause (b) above to satisfy tax payment obligations, the value of such Stock shall be the Fair Market Value on the date the Participant tenders such Stock to the Company.

          11.  Amendment, Modification, Suspension or Termination
               --------------------------------------------------
of the Plan.  The Board may amend, modify, suspend or terminate the
-----------
Plan, or adopt subplans under the Plan, (a) for the purpose of meeting or addressing any changes in any applicable tax, securities or other laws, rules or regulations, or (b) for any other purpose permitted by law. Subject to changes in law or other legal requirements that would permit otherwise, the Plan may not be amended without the approval of the stockholders to (i) increase materially the aggregate number of shares of Stock that may be issued under the Plan (except for any increase resulting from adjustments pursuant to Section 14 hereof), (ii) increase the aggregate number of shares that may be issued to any individual Participant pursuant to options, or which are used as a basis of SARs granted under the Plan, or (iii) modify materially the requirements as to eligibility for participation in the Plan. Further, the Plan may not be amended in a manner that would alter, impair, amend, modify, suspend or terminate any rights of a Parti-cipant or obligation of the Company under any Awards theretofore granted, in any manner adverse to any such affected Participant, without the consent of such affected Participant.

          12.  Termination of Employment.  Except as otherwise set
               -------------------------
forth in an applicable Award Agreement or determined by the Committee, or as otherwise provided in paragraph (a) or (b) of this
Section 12, if a Participant's employment by or association with the Company terminates, all unexercised, deferred and unpaid Awards (or portions of Awards) shall be canceled immediately.

          (a)  Retirement, Resignation or Other Termination.  If a
               --------------------------------------------
Participant's employment or association with the Company terminates by reason of the Participant's retirement or resignation, or for any other reason (other than the Participant's death or disability), the Committee may, under circumstances in which it deems an exception from the provisions of the first sentence of this Section 12 to be appropriate to carry out the objectives of the Plan and to be consistent with the best interests of the Company, permit Awards to continue in effect and be exercisable or payable beyond the date of such termination, up until the expiration date specified in the applicable Award Agreement and otherwise in accordance with the terms of the applicable Award Agreement, and may accelerate the exercisability or vesting of any Award, in either case, in whole or in part.

          (b)  Death or Disability.
               -------------------

                   (i) In the event of a Participant's death, the Participant's estate or beneficiaries shall have a period, not extending beyond the expiration date specified in the applicable Award Agreement (except as otherwise provided in such Award Agreement), within which to exercise any outstanding Award held by the Participant, as may be specified in the Award Agreement or as may otherwise be determined by the Committee. All rights in respect of any such outstanding Awards shall pass in the following order: (A) to beneficiaries so designated in writing by the Participant; or if none, then
  (B) to the legal representative of the Participant; or if none, then (C) to the persons entitled thereto as determined by a court of competent jurisdiction. Awards so passing shall be exercised or paid at such times and in such manner as if the Participant were living, except as otherwise provided in the applicable Award Agreement or as determined by the Committee.

                  (ii) If a Participant ceases to be employed by or associated with the Company because the Participant is deemed by the Company to be disabled, outstanding Awards held by the Participant may be paid to or exercised by the Participant, if legally competent, or by a committee or other legally designated guardian or representative if the Participant is legally incompetent, for a period, not extending beyond the expiration date specified in the applicable Award Agreement
  (except as otherwise provided in such Award Agreement), following the termination of his or her employment by or association with the Company, as may be specified in the Award
  Agreement or as may otherwise be determined by the Committee.

                 (iii) After the death or disability of a Participant, the Committee may at any time (A) terminate restrictions with respect to Awards held by the Participant, (B) accelerate the vesting or exercisability of any or all installments and rights of the Participant in respect of Awards held by the Participant, and (C) instruct the Company to pay the total of any accelerated payments under the Awards in a lump sum to the Participant or to the Participant's estate, beneficiaries or representatives, notwithstanding that, in the absence of such termination of restrictions or acceleration of payments, any or all of the payments due under the Awards might ultimately have become payable to other beneficiaries.

                  (iv) In the event of uncertainty as to the in-terpretation of, or controversies concerning, paragraph (b) of this Section 12, the Committee's determinations shall be binding and conclusive on all Participants and any parties validly claiming through them.

       13.  Nonassignability.
            ----------------

       (a) Except as the Committee may expressly provide otherwise in or with respect to an Award Agreement, in each case in accordance with paragraph (a)(ii) of Section 5 hereof, and except as provided in paragraphs (a) and (b) of Section 12 hereof and paragraph (b) of this Section 13, no Award or any other benefit under the Plan, or any right with respect thereto, shall be assign-able or transferable, or payable to or exercisable by, anyone other than the Participant to whom it is granted.

       (b) If a Participant's employment by or association with the Company terminates in order for such Participant to assume a position with a governmental, charitable or educational agency or institution, and the Participant retains Awards pursuant to paragraph (a) of Section 12 hereof, the Committee, in its discretion and to the extent permitted by law, may authorize a third party (including, without limitation, the trustee of a "blind" trust), acceptable to the applicable authorities, the Participant and the Committee, to act on behalf of the Participant with respect to such Awards.

       14.  Adjustments.  In the event of any change in the
            -----------
outstanding Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, consolidation or similar event, the Committee shall adjust proportionally (a) the number of shares of Stock (i) reserved under the Plan, (ii) available for options or other Awards and available for issuance pursuant to options, or upon which SARs may be based, for individual Participants and (iii) covered by outstanding Awards denominated in Stock or units of Stock; (b) the prices related to outstanding Awards; and (c) the appropriate Fair Market Value and other price determinations for such Awards. In the event of any other change affecting the Stock or any distribution (other than normal cash dividends) to holders of Stock, such adjustments as may be deemed equitable by the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Committee shall be authorized to issue or assume stock options or other awards, whether or not in a transaction to which Section 424(a) of the Code applies, by means of substitution of new stock options or Awards for previously issued stock options or awards or an assumption of previously issued stock options or awards.

       15.  Notice.  Any written notice to Touchstone required
            ------
by any of the provisions of the Plan shall be addressed to the Committee, c/o the Secretary of Touchstone, and shall become effective when received by the Secretary.

       16.  Unfunded Plan.  Insofar as the Plan provides for
            -------------
Awards of cash or Stock, the Plan shall be unfunded unless and until the Board or the Committee otherwise determines. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Stock or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. Unless the Board otherwise determines,
(a) the Company shall not be required to segregate any assets that may at any time be represented by cash, Stock or rights thereto, nor shall the Plan be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Stock or rights thereto to be granted under the Plan; (b) any liability of the Company to any Participant with respect to a grant of cash, Stock or rights thereto under the Plan shall be based solely upon any contractual obligations that may be created by the Plan and an Award Agreement; (c) no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company; and (d) neither the Company, the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by or pursuant to the Plan.

       17.  Payments to Trust.  Notwithstanding the provisions
            -----------------
of Section 16 hereof, the Board or the Committee may cause to be established one or more trust agreements pursuant to which the Committee may make payments of cash, or deposit shares of Stock, due or to become due under the Plan to Participants.

       18.  No Right to Employment.  Neither the adoption of the
            ----------------------
Plan nor the granting of any Award shall confer on any Participant any right to continued employment by or association with the Company or in any way interfere with the Company's right to terminate the employment or association of any Participant at any time, with or without cause, and without liability therefor. Awards, payments and other benefits received by a Participant under the Plan shall not be deemed a part of the Participant's regular, recurring compensation for any purpose, including, without limitation, for the purposes of any termination indemnity or sever-ance pay law of any jurisdiction.

       19.  Governing Law.  The Plan and all determinations made
            -------------
and actions taken pursuant hereto, to the extent not otherwise governed by the Code or the securities laws of the United States, shall be governed by and construed under the laws of the State of Delaware.

       20.  Effective and Termination Dates.  The Plan, and any
            -------------------------------
amendment hereof requiring stockholder approval, shall become effective as of the date of its approval by the stockholders of Touchstone by the affirmative vote of a majority of the votes cast at a stockholders' meeting at which the approval of the Plan (or any such amendment) is considered, provided that the total vote
                                   --------
cast represents over 50% of all shares entitled to vote on the proposal. The Plan shall terminate ten years after its initial effective date, subject to earlier termination by the Board pursuant to Section 11 hereof, except as to Awards then outstanding.

                                                               Exhibit B
                                                               ---------

              TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.

           AMENDED AND RESTATED DIRECTORS STOCK OPTION PLAN
           ------------------------------------------------

          1.   Purpose.  The purpose of the Directors Stock
               -------
Option Plan (the "Plan") is to aid the Company in attracting, retaining and motivating directors by providing them with incentives for making significant contributions to the growth and profitability of the Company. The Plan is designed to accomplish this goal by the granting of stock options, thereby providing Participants with a proprietary interest in the growth, profitability and success of the Company.

          2.   Definitions.
               -----------

          (a)  Board.  The Board of Directors of the Company.
               -----

          (b)  Code.  The Internal Revenue Code of 1986, as
               ----
amended from time to time.

          (c)  Committee.  The members of the Board who are not
               ---------
eligible to participate in the Plan, or a committee composed of such members (consisting of not less than two persons) as may be designated from time to time by all such members, who shall administer the Plan.

          (d)  Company.  Touchstone Applied Science Associates, Inc.
               -------

          (e)  Fair Market Value.  If the Stock is listed on the
               -----------------
New York Stock Exchange (or other national exchange), the average of the high and low sale prices as reported on the New York Stock Exchange (or such other exchange) or, if the Stock is not listed on a national exchange, the average of the high and low sale prices of the Stock in the over-the-counter market, as reported by the National Association of Securities Dealers through its Automated Quotation System or otherwise, in either case for the date in question, provided that if no transactions in the Stock are reported for that date, the average of the high and low sale prices as so reported for the preceding day on which transactions in the Stock were effected.

          (f)  Non-Employee Directors.  Directors of the Company
               ----------------------
who are not officers or employees of the Company or any direct or indirect subsidiary of the Company.

          (g)  Option.  A non-qualified stock option to purchase
               ------
shares of Stock granted pursuant to the terms and conditions of the Plan.

          (h)  Option Agreement.  An agreement between the
               ----------------
Company and a Participant setting forth the terms, conditions and limitations applicable to an Option.

          (i)  Participant.  A director of the Company to whom an
               -----------
Option has been granted.

          (j)  Stock.  Authorized and issued or unissued shares
               -----
of Common Stock of the Company or any security issued in exchange or substitution therefor.

          (k)  Stock Incentive Plan Committee.  The committee
               ------------------------------
designated to administer each of the Amended and Restated 1991
Stock Option Incentive Plan and the 2000 Stock Incentive Plan.

          3.   Eligibility.  Only the following persons are
               -----------
eligible to participate in the Plan: (a) directors who are mem-bers of the Stock Incentive Plan Committee and (b) Non-Employee Directors who (i) have not been designated by the Board within 30 days after becoming a director as being eligible to receive Awards under either of the Amended and Restated 1991 Stock Option Incentive Plan or the 2000 Stock Option Incentive Plan, or
(ii) having been eligible to participate in either of the Amended and Restated 1991 Stock Option Incentive Plan or the 2000 Stock Incentive Plan, have ceased to be so eligible as a result of a determination by the Board. The eligibility of any such director to participate in the Plan shall cease if such director is subsequently designated as being eligible to receive Awards (as defined in each of the Amended and Restated 1991 Stock Option Incentive Plan and the 2000 Stock Incentive Plan) under either of the Amended and Restated 1991 Stock Option Incentive Plan or the 2000 Stock Incentive Plan.

          4.   Stock Available for Options.  Subject to Section 8
               ---------------------------
hereof, a total of 75,000 shares of Stock shall be available for issuance pursuant to options granted under the Plan. From time to time, the Board and appropriate officers of the Company shall file such documents with governmental authorities and, if the Stock is listed on the New York Stock Exchange (or other national exchange), with such stock exchange, as are required to make shares of Stock available for issuance pursuant to Options and publicly tradeable. Shares of Stock related to Options, or portions of Options, that are forfeited, canceled or terminated, expire unexercised, are surrendered in exchange for other Options, or in such manner that all or some of the shares covered by an Option are not and will not be issued to a Participant, shall be restored to the total number of shares of Stock available for issuance pursuant to Options.

          5.   Administration.  The Plan shall be administered by
               --------------
the Committee, which shall have full and exclusive power to
(a) construe and interpret the Plan and all Option Agreements,
(b) adopt and amend such rules, procedures, regulations and guidelines for carrying out the Plan as it may deem necessary or desirable and (c) take any other action necessary for the proper operation and administration of the Plan, all of which powers shall be exercised in a manner consistent with the objectives, and in accordance with the terms and conditions, of the Plan; provided, however, that no discretion regarding the grant,
--------  -------
amount, timing, terms and conditions of Options granted under the Plan (which are established by the Plan), shall be afforded to the Committee. All actions of the Committee with respect to the Plan shall require the vote of a majority of its members or, if there are only two members, by the vote of both. Any action of the Committee may be taken by a written instrument signed by a majority (or both) of such members and any action so taken shall be as effective as if it had been taken by a vote of such members at a meeting. All determinations and acts of the Committee as to any matters concerning the Plan, including interpretations or constructions of the Plan and any Award Agreement, shall be conclusive and binding on all Participants and on any parties validly claiming through any Participants.

          6.   Granting of Options.
               -------------------

          (a) On the date the Plan becomes effective, each director who at such date is eligible to participate in the Plan shall automatically be granted an Option to purchase 5,000 shares of Stock.

          (b) On the date of the Annual Meeting of Stockholders to be held in March 1996, and on the date of each succeeding Annual Meeting of Stockholders, each director of the Company who remains a director and eligible to participate in the Plan shall automatically be granted an Option to purchase 2,500 shares of Stock.

          (c) On the date that any Non-Employee Director (other than a director who received a grant pursuant to subparagraph (a) of this Section 6) first becomes eligible to participate in the Plan, such Non-Employee Director shall automatically be granted an Option to purchase 5,000 shares of Stock.

          (d) Commencing on the date of the Annual Meeting of Stockholders of the Company (i) on or next preceding the second anniversary of the date on which a Participant becomes eligible to participate in the Plan, in the case of a Participant who is granted an Option pursuant to subparagraph (c) of this Section 6, or (ii) on or next preceding the first anniversary of the date on which a Non-Employee Director becomes eligible to participate in the Plan, in the case of a Non-Employee Director who is not granted an Option pursuant to subparagraph (c) of this Section 6, and, in each case, on the date of each succeeding Annual Meeting of Stockholders, any such Participant, if remaining a director and eligible to participate in the Plan, shall automatically be granted an Option to purchase 2,500 shares of Stock.

          (e) Notwithstanding the foregoing, no Option shall be granted to any person whose service as a director ends at the Annual Meeting of Stockholders on the date of which the Option would otherwise be granted.

          (f) The number of shares of Stock for which Options shall be granted under this Section 6 is subject to adjustment as set forth in Section 7(l) hereof.

          7.   Options.  Each Option granted pursuant to, or
               -------
otherwise to be governed by the terms and conditions of, the Plan shall have the following terms and conditions:

          (a) Each Option shall have an exercise price equal to the Fair Market Value of a share of Stock on the date of grant.

          (b) The price at which shares of Stock may be pur-chased upon exercise of an Option shall be paid in full at the time of exercise, in cash or by (i) tendering Stock or surrendering another stock option, valued at, or on the basis of, the Fair Market Value of the Stock on the date of exercise, (ii) delivery of a promissory note issued by a Participant to the Company in a form determined by the Committee, or (iii) other means acceptable to the Committee. The Committee shall determine acceptable methods for tendering Stock or surrendering other stock options. Par-ticipants may also exercise Options and simultaneously sell some or all of the shares of Stock so acquired pursuant to a brokerage or similar arrangement which provides for the pay-ment of the Option exercise price substantially concurrently with the delivery of such shares.

          (c) Each Option shall be exercisable for a period of ten years from the date of grant.

          (d) Each Option shall be exercisable after the first anniversary of the date of grant.

          (e) The Company shall have the right to deduct applicable taxes resulting from any exercise of or other payment on an Option and to withhold an appropriate number of shares of Stock for payment of tax withholding obligations, if any, or to take such other action as may be necessary in the opinion of the Company to satisfy any tax withholding obligations. In addition, Participants may elect to (i) have the Company deduct applicable taxes by withholding an appropriate number of shares of Stock for payment of taxes required by law or (ii) tender to the Com-pany for the purpose of satisfying tax payment obligations other Stock held by the Participant. If the Company withholds shares of Stock to satisfy tax payment obligations, the value of such Stock shall be its Fair Market Value on the date the Option is exercised. If a Participant tenders shares of Stock pursuant to clause (ii) above to satisfy tax payment obligations, the value of such Stock shall be the Fair Market Value on the date the Participant tenders such Stock to the Company.

          (f) Except as otherwise set forth in the applicable Option Agreement or as otherwise provided in paragraphs (g),
     (h), (i) and (j) of this Section 7, if a Participant's association with the Company terminates, any unexercised Option (or portion thereof) shall, to the extent it is exer-cisable pursuant to the terms of such Option on the date of such termination, remain exercisable for a period of three months following the date of termination or until the stated expiration date of the Option, if earlier.

          (g) If a Participant dies, any outstanding Option then held by the Participant shall become fully exercisable as of the date of the Participant's death. Any such Option shall be exercisable by the Participant's estate or beneficiaries following the Participant's death through the expiration date specified in the applicable Option Agreement and in such manner as if the Participant were living. Rights with respect to any such Option shall pass in the following order: (i) to beneficiaries so designated in writing by the Participant; or if none, then (ii) to the Participant's legal representatives; or if none, then (iii) to the persons entitled thereto as determined by a court of competent jurisdiction.

          (h) If a Participant ceases to be associated with the Company because the Participant is deemed by the Company to be disabled, any Option held by the Participant may be exercised by the Participant, if legally competent, or by a committee or other legally designated guardian or representative if the Participant is legally incompetent, through the expiration date specified in the applicable Option Agreement. Any such Option shall become fully exercisable as of the date of the Participant's termination of his or her association with the Company by virtue of such disability.

          (i) If a Participant's association with the Company terminates in order that such Participant may assume a position with a governmental, charitable or educational agency or institution, such Participant's Options, to the extent permitted by law, shall continue in effect and be exercisable beyond the date of termination, up until the ex-piration date specified in the applicable Option Agreement. Any such Option shall become fully exercisable as of the date of the Participant's termination. To the extent permitted by law, the Participant may authorize a third party (including, without limitation, the trustee of a "blind" trust), acceptable to the applicable authorities, the Participant and the Committee, to act on behalf of the Participant with respect to such Options.

          (j) If a Participant's association with the Company terminates by reason of the Participant's retirement at 62 years of age or thereafter, any outstanding Option then held by the Participant shall become fully exercisable as of the date of the Participant's retirement. Any such Option shall be exercisable through the expiration date specified in the applicable Option Agreement.

          (k) No Option shall be assignable or transferable to, or exercisable by, anyone other than the Participant to whom it is granted, except as provided in subparagraphs (g), (h),
     (i) and (j) of this Section 7.

          (l) In the event of any change in the number of shares of outstanding Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, consolidation or similar event, the Committee shall adjust proportionally the number of shares of Stock covered by each outstanding Option and the exercise price thereof. In the event of any other change affecting the Stock or any distribution (other than normal cash dividends) to holders of Stock, such adjustments as may be deemed equitable by the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event.

          (m) Notwithstanding the provisions of paragraph (d) of this Section 7, Options shall be subject to acceleration of exercisability in the event of a Change in Control of the Company, as provided in agreements between the Company and certain of its officers and directors which provide for certain protections and benefits in the event of a Change in Control (as defined in such agreements), or as shall be provided in applicable Option Agreements. "Change in Control" for purposes of the Plan and any Options shall mean a change in control of the Company under such circumstances as shall be specified (i) where applicable to any Options by any such agreement between the Company and a Participant as
     (A) may have been entered into prior to the effective date of the Plan or (B) shall be entered into after the effective date of the Plan upon such terms and conditions, to the extent applicable to any Options, as are substantially the same as those contained in earlier prior agreements with certain officers and directors, or (ii) in the applicable Option Agreement. For the purposes of the Plan or any Option, a "Change in Control" may, without limitation, be deemed to have occurred if (x) any "person" or "group" of persons (as the terms "person" and "group" are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the then outstanding securities of the Company or (y) a change of more than 25% in the composition of the Board occurs within a two-year period, unless such change in the Board composition was approved in advance by at least two-thirds of the previous directors.

          8.   Adjustments.  In the event of any change in the
               -----------
outstanding Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, consolidation or similar event, the Committee shall adjust proportionally the number of shares of Stock (a) reserved for issuance pursuant to the Plan and (b) available for Options.

          9.   Amendment or Termination.  The Committee may
               ------------------------
amend, modify, suspend or terminate the Plan for the purpose of
(a) meeting or addressing any changes in any applicable tax, securities or other laws, rules or regulations or (b) for any other purpose permitted by law; provided, however, that the
                                --------  -------
provisions of the Plan fixing the selection of Participants, the granting and timing of Options and the terms and conditions of such Options shall not be amended (other than to comport with changes in the Code or the Employee Retirement Income Security Act, as amended, or the rules thereunder), more than once every six months. Further, subject to changes in law or other legal requirements which would permit otherwise, the Plan may not be amended without stockholder approval to (i) materially increase the aggregate number of shares of Stock that may be issued under the Plan (except for any increase resulting from adjustments pur-suant to Section 7(l) or 8 hereof) or (ii) materially increase the benefits accruing to Participants or (iii) materially modify the requirements as to eligibility for participation in the Plan. Further, the Plan may not be amended in a manner that would al-ter, impair, amend, modify, suspend or terminate any rights of a Participant or obligation of the Company under any Options theretofore granted, in any manner adverse to such affected Participant, without the consent of such affected Participant.

          10.  Notice.  Any written notice to the Company
               ------
required by any of the provisions of the Plan shall be addressed to the Committee, c/o the Secretary of the Company, and shall become effective when received by the Secretary.

          11.  Governing Law.  The Plan and all determinations
               -------------
made and actions taken pursuant hereto, to the extent not otherwise governed by the Code or the securities laws of the United States, shall be governed by and construed under the laws of the State of Delaware.

          12.  Effective and Termination Dates.  The Plan, and
               -------------------------------
any amendment hereof requiring stockholder approval, shall become effective as of the date of its approval by the stockholders of the Company by the affirmative vote of a majority of the votes cast at a stockholders' meeting at which the approval of the Plan (or any such amendment) is considered, provided that the total
                                       --------
vote cast represents over 50% of all shares entitled to vote on the proposal. The Plan shall terminate ten years after its initial effective date, subject to earlier termination by the Board pursuant to Section 9 hereof, except as to Options then outstanding.

              TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.
         PROXY--Annual Meeting of Stockholders--March 31, 2000
               PROXY SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned, a stockholder of TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC., a Delaware corporation (the "Company"), does hereby appoint ANDREW L. SIMON and LINDA G. STRALEY, and each of them, the true and lawful attorneys and proxies, with full power of substitution, for and in the name, place and stead of the undersigned, to vote, as designated below, all of the shares of stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the headquarters of the Company at 4 Hardscrabble Heights, Brewster, New York 10509, on March 31, 2000, at 10:00 a.m., local time, and at any adjournment or adjournments thereof.

        Please mark
[X]     votes as in
        this example

   UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED IN ACCORDANCE
           WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

1.   Election of Directors

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES.

     Nominees: Michael D. Beck, Steven R. Berger, Joseph A.
               Fernandez, Andrew L. Simon, Linda G. Straley and
               David L. Warnock



                                         WITHHELD
                    FOR ALL   [  ]       FROM ALL  [  ]
                    NOMINEES             NOMINEES


     For, except vote withheld from the following nominee(s):

     [ ] ____________________________________________________


2.   Approval of the 2000 Stock Incentive Plan

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL.


          FOR    [  ]         AGAINST     [  ]        ABSTAIN    [  ]



3.   Approval of the Amended and Restated Directors Stock Option Plan

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL.


          FOR    [  ]         AGAINST     [  ]        ABSTAIN    [  ]



4. Approval of the issuance of shares of Common Stock in excess of 19.99% of the outstanding shares, if required in connection with the exercise of certain Warrants to purchase shares of Common Stock

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL.


          FOR    [  ]         AGAINST     [  ]        ABSTAIN    [  ]



5.   Ratification of the Company's Independent Auditors

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION.


          FOR    [  ]         AGAINST     [  ]        ABSTAIN    [  ]



6. To vote with discretionary authority with respect to all other matters which may come before the meeting.

The undersigned hereby revokes any proxy or proxies heretofore given and ratifies and confirms all that the proxies appointed hereby, or either one of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. Both of said proxies or their substitutes who shall be present and act at the meeting, or if only one is present and acts, then that one, shall have and may exercise all of the powers hereby granted to such proxies. The undersigned hereby acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement, both dated February __, 2000, and a copy of the Annual Report for the fiscal year ended October 31, 1999.


[  ]  MARK HERE FOR ADDRESS CHANGE AND INDICATE CHANGE:



Signature:                                             Date
           ----------------------------------------         -----------------

Signature:                                             Date
           ----------------------------------------         -----------------


NOTE: Your signature should appear the same as your name appears hereon. In signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope and mailed in the United States.